UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018 – September 30, 2019

Item 1. Reports to Stockholders.

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2019

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website at www.centrefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (855) 298-4236 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by enrolling at www.centrefunds.com.

Centre Funds	Shareholder Letter
September 30, 2019 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds Annual Report covering the one-year period ended September 30, 2019. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. We are committed to truly active fund management with distinction. Each series of Centre Funds is a fundamentally-driven, actively managed Fund in core investment strategies with differentiation and uses specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive growth stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Active U.S. Treasury Fund

The Fund is a nontraditional U.S. Treasury securities fund that seeks to maximize investors’ total return through capital appreciation and current income through investments in primarily U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments using a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Global Infrastructure Fund

The Fund is for investors seeking to potentially benefit from a renewed focus on infrastructure spending but wish to have liquidity in publicly traded investments in developed global markets rather than illiquid private investments. The Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive infrastructure-related companies from the United States and developed international economies. Also, the Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced portfolio managers with consistent and repeatable investment processes who aim to achieve true differentiated returns. Our portfolio managers remain focused on fundamentally-driven investment approaches within truly active, disciplined and research-intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information and transparency on the Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds. Lastly, Centre Funds welcomes the former SkyBridge Dividend Value Fund shareholders who, following shareholder approval of an Agreement and Plan of Reorganization, exchanged their shares for shares having an equal aggregate value in the Centre Global Infrastructure Fund on a tax-free basis on July 19, 2019. This should allow opportunity for increased growth prospects and asset size to achieve greater economies of scale for all Centre Funds shareholders.

Sincerely,

James Abate

President, Centre Funds

Annual Report | September 30, 2019	1

Centre American Select Equity Fund	Manager Commentary
September 30, 2019 (Unaudited)

Performance & Strategy Summary

For the one-year period ended September 30, 2019, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of -5.12 percent; the Institutional Share Class delivered a total return of -4.61 percent.

During this past one-year period, the key barometer of the U.S. stock market as a whole, as measured by the S&P 500 Index1, delivered a total return of 4.25 percent, led by interest rate sensitive sectors such as Utilities and Real Estate as well as stable growth sectors such as Staples and certain industries within Technology. The more historically economically sensitive sectors such as Industrials and Materials lagged along with Health Care, which despite its historically demonstrated defensive attributes, performed poorly based upon the impact from political and future regulatory considerations.

The strongest contributors to performance within the Fund over the one-year period ended September 30, 2019 included the Fund’s investments in: within the Health Care sector, Medtronic and Celgene; and within the Materials sector, Barrick Gold. Other investments that helped were Twitter, Activision Blizzard, utility AES Corp., Raytheon, and Microsoft. In general, both stock selection and sectoral biases, particularly in the Energy and Consumer Discretionary sectors, contributed to the relative underperformance over the period. Fund performance was only slightly impacted negatively from a total return perspective by the amortization costs of certain hedges and other investments that Centre Asset Management, LLC, the investment adviser to the Fund (“Centre,” the “Adviser”, “we”, or “the Fund’s portfolio manager”), viewed, and continues to view, as capital protective in nature. That said, these hedges, namely put options2 on the S&P 500 Index, have in the past insulated the Fund from the same magnitude of maximum drawdown3 experienced by the overall stock market over prior volatile4 episodes, namely in August 2015, January 2016, February 2018 and, more recently, December 2018. Given the continued presence of certain potentially de-stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund’s portfolio, as of September 30, 2019, the Fund continued to hold put options on the S&P 500 Index as a potential hedge against its underlying stock holdings in the event of a material stock market correction.

The process used by Centre to manage the Fund focuses on each individual portfolio company's growth outlook and capacity to create shareholder value, utilizing our bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added5 framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company's value. In the shorter-term, markets may often undervalue or overvalue a company's ability to create or destroy wealth. The framework seeks to identify and capture these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges toward our target price. Centre not only analyzes earnings but also strives to understand and link the capital allocation decisions being made today by each portfolio company and how they may lead to future earnings growth. In other words, we expect that the companies in which the Fund invests will themselves invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that should create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. The key is that we look at the company drivers that create true shareholder wealth: capital spending or alternative capital allocations such as acquisitions, stock buybacks, or dividends; company-specific risk levels of a business to determine appropriate hurdle rates6; and whether the company is generating operating positive or excess returns on its underlying assets vis-à-vis the cost of capital. Wealth creation from growth or from wise contraction – that’s how we believe companies create shareholder value.

To meet its objective as a risk-managed growth fund, the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed tactically appropriate by Centre. While the use of hedging and certain investment techniques involve risk, in accordance with the Fund’s investment policies, the Adviser may tactically employ hedges and other capital preservation strategies on up to 100 percent of the value of the Fund’s underlying securities positions when the Adviser’s assessment of market valuation indicates forward returns for the stock market, as a whole, are low relative to downside risk and the cost to upside potential from portfolio preservation tools is deemed reasonable in order to respond to adverse market, economic, political, or other conditions. The Adviser may also tactically employ hedges to reduce volatility. For example, through the tactical use of put options, the Fund may have enhanced performance and more limited risk. Index put options are designed to hedge the Fund from significant market declines that may occur over short periods of time. The value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund. As the seller of the call option, the Fund receives cash (the premium) from the purchaser7. The Adviser varies its hedging strategy and defensive positions across changing market cycles but has generally employed such strategies within the Fund since late 2014.

[1]	S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
[2]	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[3]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
[4]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.
[5]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
[6]	A hurdle rate is the minimum rate of return on a project or investment required by a manager or investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.
[7]	A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium.

2	centrefunds.com

Centre American Select Equity Fund	Manager Commentary
September 30, 2019 (Unaudited)

Market Review & Outlook

As the year progresses into the fall and winter seasons, the Fund’s portfolio manager sees the likelihood increasing that the current industrial slowdown metastasizes into a recession, albeit a shallower one than that experienced from the fallout of the financial and residential real estate crisis of 2008. Thus far, the protracted slump in the manufacturing sectors of the economy has been largely contained and not spilled over into the consumer segments of the economy nor have we seen the strong employment conditions deteriorate which, based on history, are usually evident only in hindsight and highly subject to later revisions. Again, we see the demarcation between manufacturing and services beginning to erode and raise our concern level. Where we have reduced our expectations is for a full recovery, whereby the recent slump somehow is reversed allowing the economy to exit its current recessionary window of vulnerability and we witness a recovery in the downward trend of profit margins and asset efficiency now seen for the average company in the S&P 500 Index. We’ve lowered this expectation as we have become less constructive on a meaningful trade “truce” being reached outside of the agricultural areas, see almost zero probability of any fiscal stimulus being implemented in the period up until the 2020 presidential election, and see a low likelihood of a meaningful capital spending cycle being renewed.

Assuming that the economy as a whole is able to contain the slowdown to the industrial areas with little or no spillover effects to the consumer segments, stock market indexes are likely to continue the sideways time correction that has been in effect since what we view as the speculative bull market high of January 2018. Furthermore, sector and industry leadership should remain in place for Telecommunications, Utilities, and software related Technology stocks. If, on the other hand, we see the protracted manufacturing slump lead corporations to enact layoffs and rescind existing budgeted capital spending initiatives, leadership in the stock market is likely to become even more narrow and defensive with Staples, Health Care, and precious metals stocks (on the basis of more aggressive monetary policy emerging). Lastly, if global growth inflects higher and the U.S. exits its recessionary window of vulnerability, leadership will likely shift towards traditional early cycle areas such as Technology hardware, Financials, and Industrials. We believe the Fund is positioned to perform in-line with benchmarks in the contained slowdown scenario, be geared positively on a relative basis if a broader recession emerges, and be somewhat laggardly on a relative basis if global growth inflects substantially higher.

One of the key arguments put forth in support of continued economic and stock market optimism is that the manufacturing sector is only 11.6 percent of U.S. economic output, according to the Bureau of Economic Analysis, and employs only 8.5 percent of the workforce, according to the Bureau of Labor Statistics. Hence, the service and consumer segments far outweigh the importance of manufacturing and can more than offset any slump in the industrial industries. However, factors that significantly move the economy may have a far lesser impact on equity market profits as approximately 65% of S&P 500 Index companies’ profits are derived from manufacturing and goods-producing industries despite the lower GDP impact and number of Americans who are employed by manufacturing and goods-producing industries. To underscore the point, the correlation of manufacturing sector surveys to S&P 500 profits have a much greater impact than Service Sector inputs. Unfortunately, the ISM Manufacturing PMI8 in the U.S. dropped to 47.8 in September 2019 from 49.1 in the previous month, missing market expectations, and the latest reading pointed to the steepest contraction in the manufacturing sector since June 2009. More importantly, the trend in the PMI Index is moving downward, unlike the situation in 2009. Based on historical data, it’s both the level and trend of the PMI Index that have a coincident relationship to S&P 500 Index profits, margins, and stock prices and, currently, all are indicated to be lower9. Furthermore, even some degree of trade détente will not alleviate the downward trend in the business cycle and profit margins, with risk of recession and the end of the business cycle an increased probability. The importance of a now persistent trend in profit margin deceleration has historically led to a curtailment in capital spending, inventory investment, and then finally to corporations announcing layoffs. This is why the slowdown in manufacturing is likely to have such an outsized impact to the overall economy. The fact that profit margins are decelerating from abnormally high levels is an additional concern as the drop to historical trends is quite material.

Stock buybacks have been cheered this stock market cycle almost universally because they lower the supply of shares and, by reducing the number of outstanding shares, buybacks inflate per-share earnings, even when underlying profits stay the same. Buybacks last year hit a record in the U.S., reaching $806.4 billion for the S&P 500, besting the previous high point of $589.1 billion in 2007, according to S&P Dow Jones Indices. Lower interest rates have been a big catalyst for buybacks for years and more than half of all buybacks are now funded by debt.10 As we’ve articulated at length in the past, borrowing money to buy back shares at the end of an economic cycle, when share prices are near record highs, is especially unwise. Furthermore, the evidence supports the fact that corporations in the S&P 500 Index execute stock buybacks with an indifference to stock prices at best, or rather tied to price momentum at worst, evidenced by the fact that share repurchases virtually came to a halt broadly during the collapse in stock prices arising from the financial crisis in 2008 and 2009. With corporate debt now higher than its peak in late-2008, Dallas Fed President Robert Kaplan has warned, overly leveraged companies "could amplify the severity of a recession." Linking debt-financed stock buybacks to manufacturing sector surveys highlights a strong relationship of the trend in indicators to borrowing costs, most notably the spread of corporate BAA credit to 10-year Treasury bonds. Credit spreads11 have remained near all-time lows, approximately 2.3%, despite the fact that the ISM Manufacturing Index (PMI)’s recent decline and trend indicate, based on history, that they should be nearer to 3.6%, or more than 50% higher. Thus, if corporate credit rates move toward higher spreads making the current ultra-low borrowing costs more impactful, we would expect to see a shift and a sudden desire of companies to refrain from increasing their leverage to buy an asset that has no future utility to service existing debts, i.e., treasury stock. Further, we’d likely see an increase of cash cushions on balance sheets to protect existing credit ratings and meet existing obligations without disruption should a recession occur.

[8]	The ISM Manufacturing Index is a widely-watched indicator of recent U.S. economic activity. The index is often referred to as the Purchasing Manager's Index (PMI).
[9]	Centre Asset Management, as of October 17, 2019.
[10]	Fortune, August 20, 2019.
[11]	A credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Annual Report | September 30, 2019	3

Centre American Select Equity Fund	Manager Commentary
September 30, 2019 (Unaudited)

In sum, we envision a near to intermediate term environment that indicates 1) some degree of spillover from the current manufacturing slowdown to the services and consumer segments of the economy, possibly leading to a recession or, at best, a continued malaise in growth; 2) a deceleration in profit margins for the average S&P 500 Index company from all-time highs; and 3) a potential reversal in the appetite for stock buybacks as credit becomes more expensive and companies re-think their use of leverage. As an investor, it’s critical to now reconcile our three broad-based expectations to what may be priced into markets or consensus in order to profit from the perceived arbitrage. Even if one has a super-bullish outlook for growth and profitability, there is no valuation upside if such attributes are already discounted. Today, however, we see the opposite. Namely, the Fund’s portfolio manager sees a deteriorating fundamental backdrop married with an expectation or valuation level for the average company that we cannot reconcile. Over the past five years ended September 30, 2019, the total historical earnings per share (EPS)12 growth rate on an annualized basis for the S&P 500 Index on an equal weighted basis has been 10.7%. The contributions to this growth have been 3.2% from revenue growth; 6.4% from operating profit margin expansion; and 1.1% from stock buybacks or net share count reductions. Currently, IBES13 long term EPS growth rate expectations are 10.1% and the bottom-up aggregate market implied future growth rate of EPS is 9.2%.14 In other words, consensus is that the next five years will replicate essentially the past five years despite the fact that the current economic expansion is the longest in U.S. history with clear signs of deterioration and recession vulnerability. In addition, a major concern of ours remains that, unlike the normal sequence of events of the stock market being a leading forecast indicator of the economy, the financialization15 of the economy, best evidenced by the wholesale embracement of stock buybacks as the main usage of cash flows, may lead to a reverse in sequence; meaning a stock market sell-off due to any number of reasons while the economy is within a recessionary window of vulnerability, is then compounded by the reliance upon low financial market volatility, which then leads to a slowdown in corporate and consumer confidence. All of this then could potentially lead to slower economic growth becoming circular in impact to stock markets and the economy. In other words, a stock market correction catalyzes an economic slowdown into a recession, not a recession causing a correction as a forewarning.

Despite the deteriorating fundamental backdrop and the elevated expectations associated with the average company in the S&P 500 Index, we believe that some stock level opportunities do exist. In the near term as more defensive, non-cyclical companies are expected to perform better, we see opportunity in the Health Care, Telecom, and Staples sectors as well as within the precious metals mining industry. Despite several false starts thus far in 2019 where more-cyclical, particularly early cycle industries such as the banking, transportation, semiconductors and other industries that have attempted to assume stock market leadership only to pull back, our belief is that a rotation towards these areas will happen but not just yet. Using history as our guide has indicated that the relative performance penalty for being too early on cyclical stocks is pronounced and asymmetric as more economically sensitive stocks will suffer disproportionally from a decline in profits as well as a compounding of valuation de-rating. Absent absolute value opportunities, we remain patient in embracing the durability of such a shift to companies in early cycle industries.

Given the “aggregate” market concerns, the process used by Centre to manage the Fund stays disciplined and focused on each individual portfolio company's growth outlook and capacity to create shareholder value, utilizing our bottom-up fundamental stock selection process and consider valuation or the price one pays at purchase as the most critical element of successful investment. We remain much less enthusiastic about the prospects for capital gains in the broad U.S. stock indexes than we have been since this bull market began in early 2009. The Fund’s portfolio manager therefore has positioned the Fund with the fundamental foundation that: 1) the forward return from beta or benefit by simply being invested in the market will be much lower, or even negative, due to these headwinds; 2) the Fund will further focus its stock investments in those companies deemed to have a higher relative degree of company specific or idiosyncratic risk as well as a lower than average level of cyclicality; 3) we will remain disciplined and concentrate the portfolio in our best investments; and 4) we will continue to utilize hedges and other capital protective strategies (e.g., put options) when deemed appropriate. We believe that our pragmatic, large-capitalization, valuation-sensitive, growth and concentrated, high-conviction approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk aware strategies.

[12]	Earnings per share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock.
[13]	The Institutional Brokers’ Estimate System (IBES) is a database that gathers and compiles the different estimates made by stock analysts on the future earnings for the majority of U.S. publicly traded companies. After starting with annual earnings estimates and estimates of long-term growth, the database later was expanded to include quarterly earnings estimates.
[14]	Intrinsic Research, as of September 30, 2019.
[15]	Financialization refers to the increase in size and importance of a country’s financial sector relative to its overall economy. Financialization has occurred as countries have shifted away from industrial capitalism. This impacts both the macroeconomy and the microeconomy by changing how financial markets are structured and operated and by influencing corporate behavior and economic policy.

The market outlook is the opinion of the author and can change at any time.

4	centrefunds.com

Centre American Select Equity Fund	Manager Commentary
September 30, 2019 (Unaudited)

SECTOR WEIGHTINGS

As a percentage of Net Assets

Health Care	25.13%
Communication Services	24.21%
Information Technology	16.25%
Consumer Staples	10.56%
Consumer Discretionary	9.28%
Industrials	5.78%
Materials	4.54%
Real Estate	2.12%
Energy	1.42%
Purchased Options	0.70%
Cash, Cash Equivalents, and Other	0.01%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2019

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2019

					3 Year	5 Year	Since Inception*
	1	3		1	Average	Average	Average
	Month	Month	YTD	Year	Annualized	Annualized	Annualized
Centre American Select Equity Fund – Investor Class	0.29%	-1.77%	9.21%	-5.12%	9.13%	7.10%	10.60%
S&P 500® Total Return Index	1.87%	1.70%	20.55%	4.25%	13.39%	10.84%	14.24%
Centre American Select Equity Fund – Institutional Class	0.38%	-1.66%	9.67%	-4.61%	9.53%	7.38%	7.56%
S&P 500® Total Return Index	1.87%	1.70%	20.55%	4.25%	13.39%	10.84%	11.05%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Report | September 30, 2019	5

Centre Active U.S. Treasury Fund	Manager Commentary
September 30, 2019 (Unaudited)

Performance & Strategy Summary

For the one-year period ended September 30, 2019, the Centre Active U.S. Treasury Fund, Investor Share Class, delivered a total return of 3.50 percent; the Institutional Share Class delivered a total return of 3.96 percent. Over this period, the Bloomberg Barclays U.S. Treasury Index returned 10.48 percent.

Performance attribution in the Centre Active U.S. Treasury portfolio reflects interest income combined with our active duration1 management decisions that impact capital gain capture or loss avoidance. As there are no corporate or mortgage related securities in the portfolio, there are no “spread” components to performance. Performance during the one-year period ended September 30, 2019, reflected our generally cautious outlook for the U.S. Treasury market based on our investment process, the Interest Rate Scorecard, as our target portfolio durations were mostly bearish, targeted at their zero lower bounds, especially year-to-date in 2019 when bonds yields moved significantly lower.

The Treasury Fund’s active duration decisions are based on the near-term outlook for interest rates which is based, in turn, on a monthly review of economic conditions and current bond market valuation. Factors utilized in the assessment of the outlook make up our proprietary Interest Rate Scorecard. The Treasury Fund’s generally cautious stance over the last year, particularly since the start of the 2019, reflects the strong U.S. labor market which saw the unemployment rate decline to 3.5%, a level not seen in roughly 50 years, and a decline in weekly claims for unemployment insurance to levels not seen for a similar time span. Additionally, the number of workers able to find only part time work has returned to its pre-financial crisis level of 2007 as job openings have also been at a high rate. A strong labor market is generally positive for economic growth, exerting pressure on rates, as it fuels consumer spending which accounts for roughly two-thirds of U.S. gross domestic product (G.D.P.).

While the fundamentals, actual growth and inflation have pointed to higher interest rates, capital has flowed into the U.S. Treasury market in search of safety or out of fear of deteriorating future growth. As a result, rates have declined, taking the term premium on the bellwether to the lowest level since the calculation began in the early 1960s. The term premium is normally thought of as the extra return (a risk premium) that investors demand to compensate them for the risk associated with a long-term bond.

The search for safety reflected, to a large extent, economic policy uncertainty, importantly trade policy, and, more recently, uncertainty about the impact of the impeachment inquiry into the President of the United States. Additionally, recent research has indicated that investors, following the great recession are more sensitive to tail risk, the risk of a significantly negative outcome. This increased sensitivity has perhaps made investors more risk averse. Concerns exist about future growth related to apparent slowing growth rates overseas and the potential impact on U.S. growth of increased tariffs on imports and any retaliatory tariffs imposed on U.S. exports. If our economic outlook, described below, proves correct, bond prices are in for a dramatic reversal. Term premium simply reverting to their average historical average, given the current low level of extra return that investors now demand to compensate them for the risk with a long-term bond yields in the U.S. Treasury market, would imply a capital loss in bond portfolios in the neighborhood of 10%. While fear can drive rates away from their fundamentally dictated path for a period of time, they should eventually, and have done so historically, reflect economic reality.

The Fund’s investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective by using an active interest rate risk management strategy that aims to capture general cyclical interest rate trends while allowing for the potential to benefit from short-term deviations. This strategy involves the use of a proprietary fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Fund’s duration is adjusted based on a monthly assessment of the likely change in interest rates. When interest rates are expected to decline, the Fund extends duration, and when interest rates are expected to rise, the Fund shortens duration. The Adviser’s active duration management strategy for the Fund seeks the potential for capital appreciation and/or preservation of capital in variable interest rate environments by utilizing U.S. Treasury securities, including bills, notes and bonds, Treasury inflation protected securities2 (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury Notes and Bonds.

[1]	Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.
[2]	Treasury inflation protected securities (TIPS) refer to a treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation. TIPS are considered an extremely low-risk investment because they are backed by the U.S. government and because the par value rises with inflation, as measured by the Consumer Price Index, while the interest rate remains fixed.

6	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary
September 30, 2019 (Unaudited)

The Fund is intended to serve as a tactical (long3, short4 or neutral duration relative to that of the Treasury market) fixed income investment by managing market exposure to achieve performance (i.e., managing interest rate beta5 to achieve alpha6). Over time, it is intended to provide the same distribution yield as the Treasury market with attractive diversification benefits given the underlying core portfolio of Treasury securities. The Adviser’s strategy for the Fund is also designed to accommodate both systematic and unforeseen cash needs, given the ample liquidity of the Treasury market.

The utilization of Treasury securities within an investor’s portfolio asset allocation is designed to provide attractive diversification properties, as the correlation between Treasury market returns and those of the equity market has historically been negative during recession-related “bear” equity markets. The Adviser’s investment discipline for the Fund is designed to identify the risks and opportunities of trends and short-term deviations from those trends in interest rates by combining measures of the Federal Reserve (Fed)’s policies, real growth, inflation expectations, and current bond market valuations. This investment discipline is intended to preserve capital in periods of significant rate increases by decreasing the Fund’s portfolio duration and provide the flexibility to extend portfolio duration when rates are likely to decline.

Market Review & Outlook

Over the long run, interest rate behavior is determined by real economic growth, investors’ inflation expectations or concerns, monetary policy, and current bond market valuations (term premium) with an allowance for the recent trend. The Treasury Fund portfolio manager’s view is that the dramatic decline into negative territory in the term premium on the bellwether 10-year U.S. Treasury note will be reversed and that rates will move significantly higher in the next several months. This anticipated path in interest rates is based on the likely path of economic growth, rate of inflation, behavior of the monetary authorities, and the risk appetite of bond investors globally. Simple reversion to historical mean values in term premium would imply a significant capital loss, potentially in excess 10%, of value in bond portfolios and several years of income distributions.

The Fund’s portfolio manager believes the U.S. economy is not “due” for a recession. Though the U.S. economy is now in the longest expansion in recorded business cycle history, research is consistent with the argument that expansions do not die of old age and that a shock to the demand or supply side is required. Despite all the hyperbole, a shock of sufficient magnitude to push the U.S. economy into recession is not likely to come from the trade sector. The trade component in U.S. G.D.P. represents the smallest percentage, around 12%, compared to other developed countries. Further, countries like Vietnam are already on the move to replace China in the global supply chain if further negotiations fail to resolve the trade issues with China. The export component of the ISM Manufacturing Index7 has decreased materially but the overall reading, even though below 50, is consistent with ongoing positive growth of around 1.5%. This rate, while obviously a slowdown, is only slightly below current estimates of the economy’s long-term potential based on productivity and demographics.

The shape of the Treasury yield curve8 has lately been highlighted in the press. However, there is no empirically validated theory underlying the statistical correlation between an inverted yield curve and a subsequent, with a lag of 1-3 years, recession in the economy. The relation of importance, identified by Knut Wicksell in the late 1800s, and emphasized in the writings of Von Mises in his studies of the business cycle and in the policy recommendations of Alan Greenspan, is that between the Federal Fund’s rate and the economy’s natural rate of interest. The natural rate of interest rate is the rate consistent with full employment and price stability. It, like the economy’s natural rate of unemployment, is unobservable and must be inferred from the rate of economic growth, the pace of inflation, and the level of short-term rates. If the Federal Fund’s rate target is above the natural rate, monetary policy is restrictive and vice versa. Even before the three recent reductions in the target for the Federal Fund’s rate, monetary policy was likely neutral. The most recent moves in the target range, analyzed through the monetary policy tools maintained by the Federal Reserve Banks of Cleveland and Atlanta, have resulted in monetary policy that may be overly accommodative and that certainly supports continued expansion.

The appropriate target for the Federal Fund’s rate, based on the Taylor Rule, is much higher than the current level. The Taylor Rule is a process developed by the economist John Taylor and is intended to determine the appropriate target or at least provide guidance to the Federal Open Market Committee (FOMC) in its policy deliberations. The research takes into consideration various estimates of the natural rate and various measures of the real output gap, any shortfall between actual and potential economic performance. It assumes that the inflation goal is 2% as measured by the deflator for personal consumer expenditures and that the FOMC reacts promptly to any required changes. However, allowance for the typical adjustment lag does not materially change the assessment that current policy is accommodative and not restrictive. Currently, the minimum value indicated is around 2.5% versus the recently established range of 1.50-1.75%.

[3]	Duration is loosely tied to maturity. A fund with a long duration holds bonds that have longer maturities, typically 10 years or more.
[4]	A short duration strategy involves buying bonds with shorter-dated maturities and selling long-dated bonds in order to lower the overall price sensitivity to interest rate movements and, as such, minimize potential capital losses.
[5]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.
[6]	Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.
[7]	Based on a survey of purchasing managers at more than 300 manufacturing firms by the Institute for Supply Management (ISM), the index monitors changes in production levels from month to month. The index is the core of the ISM Manufacturing Report.
[8]	A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Annual Report | September 30, 2019	7

Centre Active U.S. Treasury Fund	Manager Commentary
September 30, 2019 (Unaudited)

There is much evidence to indicate a negative relationship between economic policy uncertainty and economic growth. This relationship has been studied by Ben Bernanke in his published work and by numerous other economists as well. Other research providers are now devoted to various measures on policy uncertainty. An increase in policy uncertainty is followed with a lag by decreases in both hiring and investment spending on the part of businesses. While the pace of hiring, as measured by the average number in the establishment data reported by the Bureau of Labor Statistics, of hiring has slowed, it remains well above the level required to absorb new entrants into the labor force.

There has also been some slowing in investment outlays in the wake of trade policy uncertainty, but some slowing would have occurred given the rapid pace of investment spending over the previous quarters in any event and may be short-term. Recently, various measures of policy uncertainty have receded. The Partisan Conflict maintained by the Federal Reserve Bank of Philadelphia indicates as such.

In his examination of the nature and causes of the business cycle, Ludwig Von Mises concluded that excessive credit expansion is the cause. His analysis has been emphasized by Irving Fisher and Kenneth Rogoff and Carmen Rinehart although the latter authors argue for excessive debt as a major factor in worsening the cycle rather than in initiating it. Currently, although debt has been increasing it is not excessive.

Additionally, overall labor market activity has been, and continues to be, at a high level with positive momentum. The estimate of NAIRU9 at 4.5% is increasingly viewed as being too high. A value less than 4.0% is more likely, so the labor market is not overly tight at present, there is labor available. Further, a key category of the work force, those of prime age, 25-54, has not yet returned to its pre-crisis level of participation. The shortfall likely reflects a reduction in middle management positions and/or those job categories that involve repetitive activities without a great demand for cognitive skills. This shortfall points to the importance of education in developing human capital that is consistent with the skills required for increasingly technology-based production processes in both the manufacturing and non-manufacturing sectors of the economy. Strong labor force activity fuels consumer spending which accounts for two-thirds of U.S. G.D.P. Importantly, the strength in labor activity has, in the recent past, been of greater benefit to the rate of growth of wages of those workers in the lower wage deciles. The lower earnings deciles generally include the Hispanic and non-white categories of the labor force. As a result, the various wage “gaps” have begun to narrow. This narrowing, in turn is beneficial to the overall level of consumer spending.

Nowcasts for real growth in the third quarter from the Atlanta and New York Federal Reserve Banks are in the 1.7-2.0% range. Going forward, however, the Fund’s portfolio manager believes that real growth will remain above 2% if continued progress is made in reducing regulations including environmental hindrances to growth, tax cuts become permanent, and economic policies become less uncertain. On the regulatory front, oil and gas fracking as an example has made statistically significant contributions to real growth. Current considerations on water usage may likewise be of significant import to agricultural production. These benefits and others, in most cases, do not come at the cost of a deteriorating quality in the environment. The effects of the recently enacted tax cuts on growth are expected to wane unless they are made permanent. Further tax reductions and tax code simplifications would be beneficial to growth. Finally, trade policy needs to be finalized and criticism of the FOMC, particularly Chairman Powell, should stop. An independent monetary authority does not guarantee the value of a country’s currency but there exists a negative correlation between the degree of independence and the likelihood of high/excessive inflation. While these efforts will probably not return growth to a trend rate above 3%, a potential in the 2.5-3% range is achievable.

The declining unemployment rate and the absence of a significant increase in the rate of inflation had been a matter of concern to policy makers. Research seemed to suggest that the Phillips curve relationship no longer held, that is lower unemployment leading to higher inflation. However, as noted above, NAIRU may have been overestimated. If it is below 4% instead of 4.5% then labor market conditions, while good, did not signal an overheated situation. As a result, accelerating inflation was not yet predictable. Further research in this area indicates that a stable Phillips curve relationship exists if inflation is properly defined, and if the phase of the business cycle is taken into consideration. So, an increase in inflation is likely forthcoming.

The inflation measures calculated by the various Federal Reserve Banks, e.g., “sticky-price”, trimmed mean and the “underlying inflation gauge”, are currently at least consistent with the FOMC’s 2% goal. The wage tracker maintained by the Atlanta Fed shows wages growing at a 3.6% rate. Adjusted for productivity growth of 1%, this rate of wage increase is also consistent with inflation at or above the 2% goal. However, inflation by various measures remains well-anchored at a level below 2%. This is a problem for policy makers as expectations are the basis for pricing and spending decisions and eventually the actual inflation rate.

Mary Daly, President of the Federal Reserve Bank of San Francisco, has argued that the increased commitment to maintaining price stability, communicated to the public, may have caused a reduction in expectations for ongoing inflation— meaning the Fed’s credibility has caused the problem it now faces. As a result, there is now growing support among policy makers for price level or average inflation targeting. Such approaches imply that if inflation has run below target for a period, since 2012 in this case, it should be allowed to run above target for a period until the desired price level or the average rate of inflation is achieved that is consistent with the long-term goal. Recently, precious metals’ prices have begun to increase though not yet on a consistent basis. Historically, precious metals’ price behavior has been evidence of investor concern about future inflation, buying implying the need to hedge. Our view is that the rate of inflation, given the likely path of monetary policy, will move above, perhaps well above, 2%.

[9]	NAIRU is an acronym for non-accelerating inflation rate of unemployment, and refers to a theoretical level of unemployment below which inflation would be expected to rise.

8	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary
September 30, 2019 (Unaudited)

Whether to help offset the negative effects of uncertainty and/or to cause inflation expectations to “break out,” monetary policy will probably continue to be overly accommodative for some period of time. As our research indicates, the policy rate target is probably at least 50 basis points10 too low. It is unlikely that the target is further reduced from the current level as there is already dissention among FOMC members, although James Bullard of the St. Louis Fed actually argued for a half point reduction at the last meeting rather than the quarter point on which the FOMC eventually settled, about the need for any cuts at all. Our view is that, as has been the case historically, the FOMC will overstay the period of accommodation and that inflation will overshoot the 2% goal by more than the required amount.

The FOMC continues to describe itself as data dependent. And, while a great deal of effort has gone into evaluating leading indicators of policy objectives, full employment and price stability, it is still difficult to determine exactly where the actual and unobservable data, e.g., NAIRU, are in relation to each other. Additionally, once inflation expectations do break free, controlling them into a soft landing may prove, as it has historically been, a difficult task.

While bond investors globally have sacrificed return for safety and liquidity over much of the last year, it is unlikely that this situation will continue to prevail. Longer term, investors are unlikely to be satisfied by the current spreads between long and short term rates. The existing flat yield curve and a term premium on the benchmark 10-year U.S. Treasury note that is negative relative to its long term mean of roughly 160 basis points is justified only if investors fully discount the risk of future increases in short term real rates or the risk of variation in the rate of expected future inflation and/or are willing to accept future dollars that have less purchasing power than those currently being invested.

There is an increasing body of research on the long term relationship between demographics and the level of interest rates. This research suggests that an aging population, all else constant, creates an increased demand for bonds putting downward pressure on rates. However, all else is not constant, as individuals are living longer and so the period of dissaving associated with the period after retirement will be longer putting upward pressure on rates. At a minimum, the risk premium is likely to return to positive territory even it doesn’t revert all the way to its historic mean value. Longer living investors need returns.

The historic spread between the Federal Funds rate and the benchmark 10-year yield has been 150 basis points. If the appropriate target, based on our research is 2.5% that would imply a 10-year rate of approximately 4%. Additionally, the long term average term premium added to the current 10-year rate would indicate a yield approaching 3.5%. John Williams, now President of the Federal Reserve Bank of New York, has argued that the spread relative to the fund’s rate may be 100 basis points going forward; if so, this argument would still imply a 10-year yield approaching 3.5%. So, from many perspectives, it appears that longer rates are simply too low in light of economic growth, inflation, and risk (term) premium considerations. This situation will be exacerbated if the FOMC overestimates the length of the period that inflation needs to be in excess of 2% in order to reach the price that would have been reached if inflation had increased at a 2% rate since 2012 or to achieve an average 2% inflation rate over the period. Inflation expectations will break out and, if in excess of 2%, will lead to even higher rates beyond 4%.

An argument for lower rates in the future relative to that implied by the above relationships comes from the investment side of the investment savings equation that defines equilibrium in the economy. The economist Lawrence Summers has argued that profitable investment opportunities are not as plentiful as they once were and that, as a result, the real return on capital investment, which is equal to the real interest rate in standard growth models, is reduced. This argument has been refuted by research at the St. Louis Federal Reserve Bank which, based on business income statements and balance sheets, indicates that the real after-tax return on capital is not materially lower than it has been historically and remains attractive. The authors maintain that the current level of lower nominal interest rates is due to an increased demand for safety.

Going forward and consistent with history, rate behavior seems likely to continue to be cyclical in nature and jagged or violent in pattern as both market participants and policy makers react and overreact to the impacts of changing economic, inflation and political conditions. The Interest Rate Scorecard is designed for such a world. It is intended to anticipate rate moves and adjust portfolio duration tactically for the benefit of shareholders of the Treasury Fund by taking advantage of rate declines and shielding value against rate increases.

[10]	Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

The market outlook is the opinion of the author and can change at any time.

Annual Report | September 30, 2019	9

Centre Active U.S. Treasury Fund	Manager Commentary
September 30, 2019 (Unaudited)

ASSET TYPE WEIGHTINGS

As a percentage of Net Assets

Government Bond	84.66%
Cash, Cash Equivalents, and Other	15.34%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2019

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Bloomberg Barclays U.S. Treasury Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2019

	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	Since Inception (January 21, 2014) Average Annualized
Centre Active U.S. Treasury Fund – Investor Class	-0.09%	0.72%	1.26%	3.50%	0.30%	1.16%	1.14%
Centre Active U.S. Treasury Fund – Institutional Class	-0.05%	0.84%	1.61%	3.96%	0.68%	1.49%	1.47%
Bloomberg Barclays U.S. Treasury Index	-0.85%	2.40%	7.71%	10.48%	2.24%	2.91%	2.97%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Bloomberg Barclays U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. You cannot invest directly into an index.

10	centrefunds.com

Centre Global Infrastructure Fund	Manager Commentary
September 30, 2019 (Unaudited)

Performance & Strategy Summary

For the one-year period ended September 30, 2019, the Centre Global Infrastructure Fund, Investor Share Class, delivered a total return of 8.41 percent; the Institutional Share Class delivered a total return of 8.59 percent.

During the past one-year period, the MSCI World Index and MSCI World Infrastructure Index delivered a total return of 1.83 percent and 12.98 percent, respectively. During the period, shares providing the strongest contribution to the Fund’s performance included: within the Utilities sector, Edison International, NextEra Energy, and Cia Saneamento Basico; within Telecom, Vodafone; and within Energy, Kinder Morgan. Shares with negative performance included: AGL Energy, Beijing Enterprises Water, and Softbank. From a sector allocation standpoint, being underweight Utilities detracted from and being overweight Energy and Industrials detracted from the Fund’s performance during the period versus the MSCI World Infrastructure Index. The contribution from sector allocations versus MSCI World Index was mostly positive. Over the past 20 years, Global Listed Infrastructure has demonstrated upside capture versus global equities of 83.8 percent while only capturing 61.7 percent of the global equity market downside. During the deep sell-off late last year (September 30, 2018 – December 31, 2018), the Fund declined 9.37 percent versus the MSCI World Index which declined 14.02 percent, exhibiting only 66.8 percent downside capture. Furthermore, during the year-to-date recovery (December 31, 2018 – September 30, 2019), the Fund gained 18.99 percent versus the MSCI World Index which gained 17.61 percent, realizing 107.8 percent the upside capture.

The Fund offers several key differentiators from the broader global equity set of investable companies, as well as core infrastructure universes including: 1) historically, the MSCI Global Infrastructure Index has generated a dividend yield greater than the yield on conventional core equity indices like the MSCI World Index; 2) the Fund pays distributions of dividend and interest income monthly rather than annually; 3) hard assets like infrastructure assets tend to retain their “real” value through the long-term; 4) historically, infrastructure indices’ volatility is lower than on conventional equity indices like the MSCI World Index; 5) historically, high Economic Value Added1 (EVA) companies have outperformed low EVA ones; and 6) many infrastructure assets have concession agreements or long-term contracts that link to inflation in the long run. In identifying firms with sustainable pricing power, the Fund seeks investments that exhibit high barriers to entry in their segments and that create positive externalities in their regions. The Fund focuses on industries with lower volatility such as toll roads, power stations, hospitals and schools. Also, by targeting high EVA growth companies, the Fund narrows its focus to high quality infrastructure firms that make wise capital allocation decisions. Through our “bottom-up” analysis, we seek to avoid names that destroy shareholder wealth by either “empire building” or under-investment. Additionally, the stock-selection approach standardizes accounting across countries which facilitates cross-border comparisons between the best U.S. infrastructure names and international firms. From a portfolio management perspective, the Fund is able to take active strategic and tactical bets across sectors and regions based on opportunity sets we see in the market.

Market Review & Outlook

Global listed infrastructure securities remain a compelling investment option, characterized by high dividend yields, stable cash flows and attractive risk-adjusted performance, while offering a long-term hedge against inflation. Despite significant funding gaps for infrastructure in developed markets, and the years of debate about replacing outdated backbone systems, infrastructure investment has declined as a share of GDP in more than half of the G20 economies since the global financial crisis. Years of underinvestment in critical areas such as transportation, water treatment, and power grids could erode future growth potential and productivity. Municipalities are now focusing efforts on connecting institutional investors with projects that need their capital as well as creating an expanded role for public-private partnerships and tax and other incentives to undertake infrastructure investment. We believe the majority of the infrastructure funding gap will likely be financed by the private sector, creating significant opportunities within publicly traded global listed infrastructure assets, especially in the Telecom and more innovative areas where the intellectual capital resides. Infrastructure is also a defensive asset class because of the characteristics of the underlying assets owned by many global listed infrastructure companies including: 1) inelastic demand due to the essential nature of the assets used in everyday life; 2) high barriers to entry due to the critical and often irreplaceable nature of the assets; and 3) contracted revenue streams that offer inflation protection in many cases. Conventional wisdom holds that you invest in bonds for yield and equities for capital appreciation. While this might be true historically, with 10-Year Treasury yields collapsing (to 1.5% from 3.2%) over the past 9 months, infrastructure related stocks now offer the best of both. Currently, the S&P 500 Index’s dividend yield of 1.9% supersedes Treasury yields and, from a sector perspective, Infrastructure related sectors such as Telecom (4.6%), Energy (3.9%), and Utilities (3.0%) are all well above the market. The Infrastructure Fund has an underlying yield of approximately 4% as of September 30, 2019. The combination of continued underperformance of limited partnership structured energy equities and improved free cash flow for some companies has begun to drive investor interest in the sustainability of increasingly attractive dividend yields.

We remain upbeat on global telecom, cable and communications infrastructure industries. Wireless carriers are accelerating the pace of their 5G deployments and expect to have mostly national coverage by mid-2020, as 5G enabled handsets become more widely available. AT&T committed to nationwide 5G by mid-2020 and Verizon noted that it has launched 5G service in nine cities and is on track to meet its goal of deploying 5G in 30 cities by the end of 2019. Based on our conversations with Telecom industry experts, companies are making major upgrades in their access networks, upgrading to the latest Wi-Fi protocols to increase network capacity and 5G to support Internet of Things (IoT) specific use cases. Furthermore, changing network management to cloud-based approaches are required to keep up with the rapid pace of change. In our opinion, 5G represents a meaningful opportunity for incremental growth at the U.S. wireless carriers, something which the industry has lacked. Over the last decade (2008-2018), wireless industry service revenue growth has only grown at a 1% per annum. This is despite the proliferation of smartphones and LTE networks, which have enabled unlimited broadband usage in customers' hands anywhere they go. We believe much of the incremental economic benefits from LTE likely accrued to the platforms/services built atop these networks (Uber, YouTube/Google, Amazon, etc.), as well as smartphone manufacturers (Apple). Looking forward, we believe operators are intent on better monetizing their investments in newer 5G networks/infrastructure, taking a greater slice of the revenue pie/opportunity 5G presents. While the Communications Infrastructure companies (primarily Towers and Fiber) are key beneficiaries from 5G as well, this group has benefitted from a very healthy demand (and carrier capex) backdrop in recent years (as carriers competed on network quality to win share). So, 5G may represent more of a continuation catalyst to sustain very healthy growth; however, we believe 5G is far more significant as a potential incremental tailwind for the carriers and have positioned the Fund accordingly. Today, the U.S. wireless industry generates approximately $235 billion in total annual revenue. While it is very difficult to predict (and single out) what unique 5G revenues there may be, the numbers appear staggering, as the sum of the incremental revenue opportunities nearly equals the U.S. wireless market today. The ability to set up massive IoT networks poses one of the more compelling 5G enterprise use cases, in our view, as it offers big cost savings in a broad range of settings. 5G can support up to 300 times the number of devices per cell vs. 4G, paving the way for dense IoT device networks. Data research firm IDC expects 5G connected IoT devices to rise to $22.3 billion in 2025 from $8.6 billion in 2019. Longer term scope for Industrial IoT to drive incremental telco total addressable market (TAM) and infrastructure vendor revenues is impressive. The Industrial IoT use case envisages the use of 5G technology to connect machines and processes, benefiting not only from higher speeds but crucial for better latency (responsiveness), facilitating real time feedback loops, and high reliability/security. We see Industrial IoT offering scope to boost the incremental telco TAM, given the potential to open new customer opportunities and various potential use cases. Applications in Industrial IoT can be divided into two categories: mission critical and massive IoT. Ericsson stated that potentially 10 million industrial sites and 3 million warehouses globally can be connected by using 5G network.

[1]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

Annual Report | September 30, 2019	11

Centre Global Infrastructure Fund	Manager Commentary
September 30, 2019 (Unaudited)

The U.S. Utilities sector is underpinned by a higher than broad market dividend yield, or more than 100 basis points above the current U.S. 2-year Treasury yield. U.S. Utilities stock prices gained substantially during 2019 thus far, making it the best performing S&P 500 subsector, as defensive groups have been outperforming amid increasing trade tensions and sliding bond yields. However, with a price to earnings multiple (PE) of 23.48 and a forward PE of 19.16, the group can be considered expensive on this basis when compared to history and the overall S&P 500 Index, which is at 19.64 and 17.04, respectively. Despite historically high trading multiples, we view the Utilities sector backdrop as still positive given bond yields have dropped sharply and earnings growth has picked up with expectations for medium-term earnings per share (EPS) growth close to a decade high, and in-line with the market for the first time since the financial crisis of 2008. We are constructive about water Utilities given their regulatory support, scarcity value, and favorable backdrop for capital spending and industry consolidation. During market volatility, we think the water related companies could be a preferred investment given the clarity on the regulatory environment, long-term capital investment visibility, and a more dedicated investor base over time. U.S. water Utilities are broken down into municipal systems and investor-owned Utilities. Municipal systems are owned and operated by local governments and account for the majority of all community water systems, according to the EPA. There are approximately nine publicly traded investor-owned water Utilities (including American Water Works, owned by the Fund) which are concentrated in areas with favorable regulatory environments. Regulated water Utilities drive earnings growth, in part, by making capital investments to improve their service territory. These investments are then incorporated into a company’s rate base, which contributes to earnings growth during rate cases. The highly fragmented and capital-constrained water industry provides growth opportunities through accretive acquisitions. The water industry is highly fragmented with roughly forty-nine thousand community water systems (significantly higher than electric or gas utilities). Additionally, headline risk (Flint, Michigan or Newark, New Jersey for example) can foster consolidation from municipalities that do not want the risk associated with failing systems. Lastly, constructive regulatory environments allow Utilities to recoup infrastructure investments more quickly and efficiently, and limit the difference between authorized and earned returns on equity. A growing number of states have recognized the importance of consistent investment in system infrastructure and therefore have implemented regulatory policies to incent investor-owned Utilities to invest in their infrastructure. While we believe valuation is admittedly high for the group, we think a premium multiple is warranted due to strong fundamental growth drivers which are not tied to the global macro environment.

Oil and natural gas bankruptcies this year are coming at the fastest clip since 2016, reflecting mounting distress in the Permian basin. Also, the massive California wildfires have resulted in PG&E Corp. proposing a restructuring plan that calls for more than $14 billion in equity commitments, while giving no clear picture of what its liabilities may be. The total capital-spending budget of S&P 500 Utilities will likely further expand through 2020, counter to the consensus view for a 3% drop, in our view. Most analysts will likely increase capital expenditure estimates after fourth quarter earnings calls, when companies update their spending plans. The Utility industry's 2020 EPS growth may accelerate as the one-time effect caused by the recent U.S. tax overhaul fades and the rate base expands at a faster pace. Consensus EPS for 2020 reflects an almost 6% gain vs. less than 2% for 2019. However, a lower corporate tax rate creates excess deferred-income tax liabilities that must be returned to customers, posing a drag on Utilities' cash flows. Many Utilities have issued additional equity in 2018-19 to mitigate these adverse effects and defend their credit ratings. Utilities Edison International and NextEra may post the highest growth rates, of about 13% and 9%, respectively, among the 25 or so regulated electric and gas Utilities this year. Lastly, weather indicating warm temperatures should set the stage for a strong finale to a remarkably supportive cooling season following the hottest summer on record over the last 50 years.

12	centrefunds.com

Centre Global Infrastructure Fund	Manager Commentary
September 30, 2019 (Unaudited)

After a record-breaking rally in oil prices following the early September 2019 drone attacks on key oil infrastructure in Saudi Arabia, we see the recent retracement in prices as warranted. Despite the large initial disruption to oil production, the Kingdom’s latest guidance is that production should recover to nearly full capacity soon, and that inventory destocking will limit the impact on export volumes. But even if the outage proves more prolonged than projected, we think the global oil market has enough resources to balance lost Saudi barrels even without a release from the Strategic Petroleum Reserves (SPR) of OECD countries. With this in mind, we think current Brent spot crude oil prices in the mid $60 per barrel (bbl.) range are close to fair value. In general, we maintain a more positive bias on midstream related companies relative to other parts of energy, but concerns remain, especially on those with exposure to Marcellus/Utica gas producers or natural gas focused (NGLs). With additional pipelines expected to come online, we see the Permian Basin as oversupplied. We expect the surplus to continue largely due to several projects taking service through 2020 and 2021. While the stock prices of refiners have performed well in the last three months, we see this as fundamentally justified by three recent market dynamics. First, we project higher diesel margins and improved heavy crude differentials from current tight levels. Second, we see large capitalization companies as well positioned to return capital to shareholders through dividend growth and share repurchases. Third, there has been increased investor focus on the value of the non-refining segments embedded within the refiners. The recent Dallas Federal Reserve Energy Survey struck a pessimistic tone ahead of capital budget season, which highlighted that most energy companies in the Eleventh Federal Reserve District expect the U.S. rig count to continue sliding lower, with only 2% of executives identifying a potential bottom as of mid-September. The bearish outlook is not surprising in the face of recent commodity price volatility and abysmal equity market performance. On that note, the survey indicated that limited access to capital and credit (20%) and increased investor pressure to generate free cash flow (13%) have clearly emerged as the second and third biggest constraints to growth, trailing the usual suspect of low or volatile commodity prices (42%). That said, dovish interest rate policies, self-funding business models and robust growth programs continue to provide us with a bullish view on the Energy Infrastructure space, particularly pipelines. In the Fund, we maintain our large cap preference due to diversified footprints, strong financial positions and ability to self-fund. While crude has remained above $50/bbl., natural gas and NGL prices are more challenged, creating another concern for midstream entities. We remain cautious on Northeast natural gas focused assets. Abundant natural gas and renewables expansion remain key themes in the Energy sector heading into 2020. Investors remain focused on gas growth in the Bakken/Permian Basin with positive implications on Permian pipeline project owners, particularly Fund owned Kinder Morgan.

We believe the Fund will perform relatively well with exposure to favorable areas of the world’s equity markets. Also, undervalued international infrastructure-related stocks with strong balance sheets and free cash flows, solid dividend yields, and cyclically depressed profits are poised to outperform in our opinion. The Fund is positioned by targeting energy, telecom, industrials, and other undervalued areas of globally listed infrastructure industries and sub-sectors. The combination of low embedded growth and a robust stream of income payments effectively lowers the duration of the portfolio and, if interest rates rise, this will help protect against a broader based contraction in valuation multiples. Lastly, the Fund’s unique exposure to next-generation global infrastructure adjacencies, including public cloud deployments, data center monitoring, cybersecurity, and IIoT (Industrial Internet of Things) is a key differentiator against legacy managed infrastructure portfolios, which overlook these powerful trends within the industry.

The market outlook is the opinion of the author and can change at any time.

Annual Report | September 30, 2019	13

Centre Global Infrastructure Fund	Manager Commentary
September 30, 2019 (Unaudited)

INDUSTRY WEIGHTINGS

As a percentage of Net Assets

Diversified Telecommunication Services	25.69%
Oil, Gas & Consumable Fuels	21.38%
Electric Utilities	18.54%
Multi-Utilities	8.19%
Wireless Telecommunication Services	8.00%
Transportation Infrastructure	5.59%
Health Care Providers & Services	3.60%
Water Utilities	3.48%
Construction & Engineering	1.57%
Gas Utilities	1.54%
Cash, Cash Equivalents, and Other	2.42%
Totals	100.00%

COUNTRY WEIGHTINGS

As a percentage of Net Assets

United States	50.93%
Canada	12.03%
Japan	5.95%
Spain	3.53%
Australia	3.40%
Great Britain	3.10%
Hong Kong	2.90%
Italy	2.42%
Chile	2.13%
Singapore	1.90%
Germany	1.69%
France	1.67%
Brazil	1.60%
Mexico	1.57%
Greece	1.41%
Israel	1.35%
Cash, Cash Equivalents, and Other	2.42%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2019

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the MSCI World Index and the MSCI World Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2019

	1 Month	3 Month	YTD	1 Year	Since Inception (January 29, 2018)
Centre Global Infrastructure Fund – Investor	2.87%	1.59%	18.80%	8.41%	4.21%
Centre Global Infrastructure Fund – Institutional	2.89%	1.68%	18.99%	8.59%	4.57%
MSCI World Index – NR	2.13%	0.53%	17.60%	1.83%	0.61%
MSCI World Infrastructure Index – NR	2.95%	4.22%	17.75%	12.98%	6.61%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

You cannot invest directly in an index.

The Fund is new and has a limited operating history.

14	centrefunds.com

Centre Funds	Disclosure of Fund Expenses
September 30, 2019 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2019 and held through September 30, 2019.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 04/01/2019 – 09/30/2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Expense Ratio(a)	Expenses Paid During Period 4/1/2019- 9/30/2019(b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$983.20	1.45%	$7.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33
Institutional Class
Actual	$1,000.00	$986.10	0.95%	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$1,009.40	1.09%	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	1.09%	$5.52
Institutional Class
Actual	$1,000.00	$1,011.90	0.62%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	0.62%	$3.14
Centre Global Infrastructure Fund
Investor Class
Actual	$1,000.00	$1,053.00	1.29%	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.29%	$6.53
Institutional Class
Actual	$1,000.00	$1,054.50	1.00%	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2019	15

Centre American Select Equity Fund	Schedule of Investments
September 30, 2019

	Shares	Value
COMMON STOCKS (99.29%)
Communication Services (24.21%)
Diversified Telecommunication Services (6.76%)
AT&T, Inc.	75,710	$2,864,866
Verizon Communications, Inc.	73,280	4,423,181
		7,288,047
Entertainment (3.59%)
Activision Blizzard, Inc.	37,110	1,963,861
Viacom, Inc., Class B	79,410	1,908,223
		3,872,084
Interactive Media & Services (11.88%)
Alphabet, Inc., Class A(a)	2,610	3,187,175
Alphabet, Inc., Class C(a)	2,885	3,516,815
Facebook, Inc., Class A(a)	21,860	3,892,829
Twitter, Inc.(a)	53,440	2,201,728
		12,798,547
Media (1.98%)
Discovery, Inc., Class A(a)	80,200	2,135,726

Total Communication Services		26,094,404

Consumer Discretionary (9.28%)
Hotels, Restaurants & Leisure (1.37%)
McDonald's Corp.	6,880	1,477,205

Internet & Direct Marketing Retail (5.97%)
Amazon.com, Inc.(a)	3,710	6,440,226

Textiles, Apparel & Luxury Goods (1.94%)
Under Armour, Inc., Class A(a)	104,690	2,087,519

Total Consumer Discretionary		10,004,950

Consumer Staples (10.56%)
Beverages (2.29%)
Molson Coors Brewing Co., Class B	42,870	2,465,025

Food Products (3.17%)
Kraft Heinz Co.	122,300	3,416,451

Household Products (1.49%)
Procter & Gamble Co.	12,940	1,609,477

Tobacco (3.61%)
Philip Morris International, Inc.	51,210	3,888,375

Total Consumer Staples		11,379,328

Energy (1.42%)
Oil, Gas & Consumable Fuels (1.42%)
Exxon Mobil Corp.	21,640	1,528,000

Total Energy		1,528,000

Health Care (25.13%)
Biotechnology (2.07%)
Alexion Pharmaceuticals, Inc.(a)	22,780	2,231,073

	Shares	Value
Health Care (continued)
Health Care Equipment & Supplies (8.73%)
Abbott Laboratories	53,560	$4,481,365
Medtronic PLC	45,390	4,930,262
		9,411,627
Health Care Providers & Services (2.22%)
HCA Healthcare, Inc.	19,830	2,387,929

Pharmaceuticals (12.11%)
Johnson & Johnson	38,680	5,004,419
Merck & Co., Inc.	50,180	4,224,152
Pfizer, Inc.	106,360	3,821,515
		13,050,086
Total Health Care		27,080,715

Industrials (5.78%)
Aerospace & Defense (3.72%)
Raytheon Co.	11,440	2,244,413
The Boeing Co.	4,640	1,765,381
		4,009,794
Construction & Engineering (2.06%)
Quanta Services, Inc.	58,850	2,224,530

Total Industrials		6,234,324

Information Technology (16.25%)
Communications Equipment (1.89%)
Cisco Systems, Inc.	41,160	2,033,715

IT Services (4.44%)
Mastercard, Inc., Class A	7,990	2,169,844
Visa, Inc., Class A	15,220	2,617,992
		4,787,836
Semiconductors & Semiconductor Equipment (1.30%)
Intel Corp.	27,220	1,402,647

Software (8.62%)
Microsoft Corp.	66,787	9,285,397

Total Information Technology		17,509,595

Materials (4.54%)
Metals & Mining (4.54%)
Barrick Gold Corp.	282,360	4,893,299

Total Materials		4,893,299

Real Estate (2.12%)
Equity Real Estate Investment Trusts (REITs) (2.12%)
Boston Properties, Inc.	17,620	2,284,609

Total Real Estate		2,284,609

TOTAL COMMON STOCKS
(Cost $78,580,939)		107,009,224

16	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments
September 30, 2019

	Exercise		Notional
Expiration Date	Price	Contracts	Value	Value
PURCHASED OPTIONS (0.70%)
Puts
S&P 500® Index:
3/20/2020	$2,625.00	160	$47,627,840	$752,800

Total Puts				752,800

TOTAL PURCHASED OPTIONS
(Cost $697,797)				752,800

	7-Day
	Yield	Shares	Value
SHORT TERM INVESTMENTS (0.32%)
Money Market Fund (0.32%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.841%	346,671	346,671

TOTAL SHORT TERM INVESTMENTS
(Cost $346,671)			346,671

TOTAL INVESTMENTS (100.31%)
(Cost $79,625,407)			$108,108,695
Liabilities in Excess of Other Assets (-0.31%)			(338,333)
NET ASSETS (100.00%)			$107,770,362

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2019	17

Centre Active U.S. Treasury Fund	Schedule of Investments
September 30, 2019

	Principal
	Amount	Value
U.S. GOVERNMENT BONDS & NOTES (84.66%)
U.S. Treasury Bond (56.61%)
2/15/2020, 8.500%	$3,000,000	$3,073,359
8/15/2020, 8.750%	6,000,000	6,354,844
5/15/2027, 2.375%	700,000	737,721
2/15/2043, 3.125%	4,200,000	5,013,914
5/15/2044, 3.375%	4,250,000	5,298,887
Total U.S. Treasury Bond		20,478,725

U.S. Treasury Notes (28.05%)
7/31/2021, 2.250%	2,200,000	2,222,473
11/15/2022, 1.625%	2,100,000	2,103,486
5/15/2024, 2.500%	2,100,000	2,187,281
8/15/2024, 2.375%	1,600,000	1,660,375
11/15/2025, 2.250%	1,900,000	1,970,990
Total U.S. Treasury Notes		10,144,605

TOTAL U.S. GOVERNMENT BONDS & NOTES
(Cost $28,500,327)		30,623,330

	7-Day
	Yield	Shares	Value
SHORT TERM INVESTMENTS (10.08%)
Money Market Fund (10.08%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.841%	3,644,813	3,644,813

TOTAL SHORT TERM INVESTMENTS
(Cost $3,644,813)			3,644,813

TOTAL INVESTMENTS (94.74%)
(Cost $32,145,140)			$34,268,143
Other Assets In Excess Of Liabilities (5.26%)			1,904,128	(a)
NET ASSETS (100.00%)			$36,172,271

(a)	Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS

At September 30, 2019, the Fund had outstanding futures contracts:

				Expiration	Notional Amount/	Unrealized
Description	Counterparty	Position	Contracts	Date	Fair Value	Appreciation

U.S. 10 Year Treasury Note Future	Interactive Brokers, LLC	Short	6	12/19/2019	$(781,875)	$553
U.S. 2 Year Treasury Note Future	Interactive Brokers, LLC	Short	35	12/31/2019	(7,542,500)	2,410
U.S. 5 Year Treasury Note Future	Interactive Brokers, LLC	Short	53	12/31/2019	(6,314,867)	4,474
					$(14,639,242)	$7,436

				Expiration	Notional Amount/	Unrealized
Description	Counterparty	Position	Contracts	Date	Fair Value	Depreciation

U.S. Treasury Long Bond Future	Interactive Brokers, LLC	Short	47	12/19/2019	$(7,628,688)	$(8,891)
U.S. Ultra Long Term U.S. Treasury Bond Future	Interactive Brokers, LLC	Short	19	12/19/2019	(3,646,219)	(5,001)
					$(11,274,906)	$(13,892)

See Notes to Financial Statements.

18	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2019

	Shares	Value
COMMON STOCKS (97.58%)
ASIA (14.15%)
Australia (3.40%)
Multi-Utilities (1.30%)
AGL Energy, Ltd.	52,900	$684,106

Transportation Infrastructure (2.10%)
Transurban Group	111,130	1,101,856

Total Australia		1,785,962

Hong Kong (2.90%)
Gas Utilities (1.54%)
China Resources Gas Group, Ltd.	164,000	810,825

Water Utilities (1.36%)
Beijing Enterprises Water Group, Ltd.	1,391,900	712,137

Total Hong Kong		1,522,962

Japan (5.95%)
Diversified Telecommunication Services (0.92%)
Nippon Telegraph & Telephone Corp.	10,100	481,624

Wireless Telecommunication Services (5.03%)
KDDI Corp.	27,900	728,948
NTT DOCOMO, Inc.	21,000	534,687
Softbank Corp.	26,400	357,453
SoftBank Group Corp.	26,100	1,023,482
		2,644,570
Total Japan		3,126,194

Singapore (1.90%)
Diversified Telecommunication Services (1.90%)
Singapore Telecommunications, Ltd.	445,300	998,755

Total Singapore		998,755

TOTAL ASIA
(Cost $7,908,488)		7,433,873

EUROPE (13.82%)
France (1.67%)
Diversified Telecommunication Services (0.94%)
Orange SA	31,620	496,114

Multi-Utilities (0.73%)
Engie SA	23,430	382,554

Total France		878,668

Germany (1.69%)
Diversified Telecommunication Services (1.69%)
Deutsche Telekom AG	52,810	886,086

Total Germany		886,086

	Shares	Value
Great Britain (3.10%)
Diversified Telecommunication Services (0.60%)
BT Group PLC	143,230	$314,493

Multi-Utilities (0.90%)
National Grid PLC	43,460	471,252

Wireless Telecommunication Services (1.60%)
Vodafone Group PLC	423,340	843,234

Total Great Britain		1,628,979

Greece (1.41%)
Diversified Telecommunication Services (1.41%)
Hellenic Telecommunications Organization SA, ADR	20,070	140,490
Hellenic Telecommunications Organization SA	43,400	597,922
		738,412
Total Greece		738,412

Italy (2.42%)
Electric Utilities (1.47%)
Enel SpA	103,240	770,922

Transportation Infrastructure (0.95%)
Atlantia SpA	20,730	501,377

Total Italy		1,272,299

Spain (3.53%)
Diversified Telecommunication Services (1.06%)
Telefonica SA	73,320	559,488

Electric Utilities (1.50%)
Iberdrola SA	76,004	789,970

Transportation Infrastructure (0.97%)
Aena SME SA(a)(b)	2,770	507,221

Total Spain		1,856,679

TOTAL EUROPE
(Cost $6,977,648)		7,261,123

MIDDLE EAST (1.35%)
Israel (1.35%)
Diversified Telecommunication Services (1.35%)
Bezeq The Israeli Telecommunication Corp., Ltd.(c)	1,069,000	707,900

Total Israel		707,900

TOTAL MIDDLE EAST
(Cost $744,076)		707,900

Annual Report | September 30, 2019	19

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2019

	Shares	Value
NORTH AMERICA (64.53%)
Canada (12.03%)
Oil, Gas & Consumable Fuels (11.46%)
Enbridge, Inc.	83,980	$2,947,556
Inter Pipeline, Ltd.	16,900	296,581
Pembina Pipeline Corp.	21,200	785,849
TC Energy Corp.	38,500	1,993,509
		6,023,495
Wireless Telecommunication Services (0.57%)
Rogers Communications, Inc., Class B	6,100	297,115

Total Canada		6,320,610

Mexico (1.57%)
Transportation Infrastructure (1.57%)
Grupo Aeroportuario del Pacifico SAB de CV, ADR	8,540	824,281

Total Mexico		824,281

United States (50.93%)
Construction & Engineering (1.57%)
Quanta Services, Inc.	21,870	826,686

Diversified Telecommunication Services (15.81%)
AT&T, Inc.	115,322	4,363,784
Verizon Communications, Inc.	65,358	3,945,009
		8,308,793
Electric Utilities (13.44%)
American Electric Power Co., Inc.	6,230	583,689
Duke Energy Corp.	9,199	881,816
Edison International	14,570	1,098,869
Entergy Corp.	2,500	293,400
Eversource Energy	4,007	342,478
Exelon Corp.	12,508	604,262
FirstEnergy Corp.	6,676	321,984
NextEra Energy, Inc.	6,006	1,399,338
PPL Corp.	9,119	287,157
The Southern Co.	13,479	832,598
Xcel Energy, Inc.	6,443	418,086
		7,063,677
Health Care Providers & Services (3.60%)
HCA Healthcare, Inc.	11,457	1,379,652
Universal Health Services, Inc., Class B	3,450	513,187
		1,892,839
Multi-Utilities (5.27%)
Consolidated Edison, Inc.	4,068	384,304
Dominion Energy, Inc.	10,079	816,802
DTE Energy Co.	2,307	306,738
Public Service Enterprise Group, Inc.	6,309	391,663
Sempra Energy	3,375	498,184
WEC Energy Group, Inc.	3,890	369,939
		2,767,630
Oil, Gas & Consumable Fuels (9.92%)
Cheniere Energy, Inc.(c)	9,720	612,943
Kinder Morgan, Inc.	84,866	1,749,088
ONEOK, Inc.	17,072	1,258,036
Targa Resources Corp.	9,412	378,080

	Shares	Value
United States (continued)
Oil, Gas & Consumable Fuels (continued)
The Williams Cos., Inc.	50,380	$1,212,143
		5,210,290
Water Utilities (0.52%)
American Water Works Co., Inc.	2,200	273,306

Wireless Telecommunication Services (0.80%)
T-Mobile US, Inc.(c)	5,340	420,632

Total United States		26,763,853

TOTAL NORTH AMERICA
(Cost $31,918,174)		33,908,744

SOUTH AMERICA (3.73%)
Brazil (1.60%)
Water Utilities (1.60%)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	70,870	841,936

Total Brazil		841,936

Chile (2.13%)
Electric Utilities (2.13%)
Enel Americas SA, ADR	122,800	1,118,708

Total Chile		1,118,708

TOTAL SOUTH AMERICA
(Cost $1,842,558)		1,960,644

TOTAL COMMON STOCKS
(Cost $49,390,944)		51,272,284

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.43%)
Money Market Fund (2.43%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.841%	1,276,242	1,276,242

TOTAL SHORT TERM INVESTMENTS
(Cost $1,276,242)			1,276,242

Value
TOTAL INVESTMENTS (100.01%)
(Cost $50,667,186)	$52,548,526
Liabilities in Excess of Other Assets (-0.01%)	(6,960)
NET ASSETS (100.00%)	$52,541,566

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2019, these securities had a total aggregate market value of $507,221, representing 0.97% of net assets.

20	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2019

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $507,221, representing 0.97% of net assets.
(c)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2019	21

Centre Funds	Statements of Assets and Liabilities
September 30, 2019

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Global Infrastructure Fund
ASSETS:
Investments, at value	$108,108,695	$34,268,143	$52,548,526
Foreign currency, at value (Cost $–, $– and $10, respectively)	–	–	12
Receivable for dividends and interest	147,830	243,593	150,727
Deposit with broker for futures contracts	–	1,779,057	–
Deposit with broker for options	7,972	–	–
Variation margin receivable	–	16,625	–
Receivable for fund shares sold	72	–	40,283
Deferred offering cost	–	–	222
Prepaid and other assets	6,949	5,656	8,521
Total Assets	108,271,518	36,313,074	52,748,291
LIABILITIES:
Payable to custodian	40,241	12,346	–
Payable to administrator	32,530	11,814	20,854
Payable to transfer agent	12,764	10,804	10,325
Payable for fund shares redeemed	230,272	56,412	92,867
Payable to investment adviser	60,770	3,490	22,014
Accrued 12b-1 and service fees	34,931	7,742	11,114
Payable for custodian fees	3,432	1,441	4,141
Payable for printing	8,016	2,170	3,679
Payable for legal and audit fees	62,180	28,866	28,022
Payable to trustees	8,110	2,718	4,172
Payable under the Chief Compliance Officer Services Agreement	6,015	2,016	3,169
Other payables	1,895	984	6,368
Total Liabilities	501,156	140,803	206,725
NET ASSETS	$107,770,362	$36,172,271	$52,541,566
NET ASSETS CONSIST OF:
Paid-in capital	$73,384,920	$35,804,253	$75,287,406
Total distributable earnings	34,385,442	368,018	(22,745,840)
NET ASSETS	$107,770,362	$36,172,271	$52,541,566
INVESTMENTS, AT COST	$79,625,407	$32,145,140	$50,667,186
PRICING OF SHARES
Investor Class
Net Assets	$104,837,900	$30,453,787	$28,878,592
Shares outstanding	9,939,604	3,194,963	2,837,654
Net Asset Value, offering and redemption price per share	$10.55	$9.53	$10.18
Institutional Class
Net Assets	$2,932,462	$5,718,484	$23,662,974
Shares outstanding	275,120	595,711	2,321,016
Net Asset Value, offering and redemption price per share	$10.66	$9.60	$10.20

See Notes to Financial Statements.
22	centrefunds.com

Centre Funds	Statements of Operations
September 30, 2019

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Global Infrastructure Fund
INVESTMENT INCOME:
Interest	$–	$1,070,785	$7,086
Dividends	2,052,119	37,309	802,101
Foreign taxes withheld	(6,226)	–	(43,753)
Total Investment Income	2,045,893	1,108,094	765,434

EXPENSES:
Investment advisory fees	868,411	158,639	194,074
Administration fees	221,079	76,971	43,584
Transfer agent fees	72,349	61,908	34,641
Custodian fees	13,852	5,668	13,060
Legal fees	90,153	31,763	30,453
Audit and tax fees	12,550	12,550	12,498
Trustees' fees and expenses	39,863	13,387	7,419
Registration/filing fees	14,637	27,060	26,754
12b-1 fees (Investor Class)	281,920	84,067	39,592
Shareholder service fees	115,709	14,865	11,009
Printing fees	27,909	8,186	4,699
Chief Compliance Officer services fees	40,272	13,783	7,912
Offering costs	–	–	21,826
Miscellaneous expenses	16,548	6,645	6,277
Total expenses before waivers	1,815,252	515,492	453,798
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(154,465)	(84,517)	(155,997)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(10,516)	(26,934)	(33,985)
Recoupment of previously waived fees	12,677	–	–
Net Expenses	1,662,948	404,041	263,816
Net Investment Income	382,945	704,053	501,618
Net realized gain on investments	10,568,992	394,453	21,699
Net realized loss on futures contracts	–	(1,909,391)	–
Net realized loss on foreign currencies	–	–	(41,408)
Total realized gain/(loss)	10,568,992	(1,514,938)	(19,709)
Net change in unrealized appreciation/(depreciation) on investments	(17,947,797)	2,380,464	567,818
Net change in unrealized depreciation on futures contracts	–	(132,027)	–
Net change in unrealized depreciation on foreign currencies	–	–	(163)
Total change in unrealized appreciation/(depreciation)	(17,947,797)	2,248,437	567,655
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(7,378,805)	733,499	547,946
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,995,860)	$1,437,552	$1,049,564

See Notes to Financial Statements.
Annual Report | September 30, 2019	23

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2019	For The Year Ended September 30, 2018
OPERATIONS:
Net investment income/(loss)	$382,945	$(73,723)
Net realized gain	10,568,992	17,520,870
Net change in unrealized appreciation/(depreciation)	(17,947,797)	4,250,624
Net increase/(decrease) in net assets resulting from operations	(6,995,860)	21,697,771
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(19,868,502)	(14,897,937)
Institutional	(421,061)	(267,949)
Total distributions	(20,289,563)	(15,165,886)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	576,912	532,620
Shares issued in reinvestment of distributions	19,354,617	14,497,752
Cost of shares redeemed	(17,577,238)	(16,126,205)
Redemption fees	7,969	154
Net increase/(decrease) from capital share transactions	2,362,260	(1,095,679)
Institutional Class
Proceeds from sale of shares	3,204,613	103,347
Shares issued in reinvestment of distributions	403,144	253,610
Cost of shares redeemed	(2,699,050)	(386,559)
Redemption fees	209	–
Net increase/(decrease) from capital share transactions	908,916	(29,602)
Net increase/(decrease) in net assets	(24,014,247)	5,406,604
NET ASSETS:
Beginning of period	131,784,609	126,378,005
End of period	$107,770,362	$131,784,609

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	9,481,676	9,500,318
Shares sold	53,925	40,141
Shares issued in reinvestment of dividends	2,022,426	1,173,907
Shares redeemed	(1,618,423)	(1,232,690)
Ending shares	9,939,604	9,481,676
Institutional Class
Beginning shares	186,632	186,978
Shares sold	291,039	7,871
Shares issued in reinvestment of dividends	41,820	20,519
Shares redeemed	(244,371)	(28,736)
Ending shares	275,120	186,632

See Notes to Financial Statements.
24	centrefunds.com

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2019	For The Year Ended September 30, 2018
OPERATIONS:
Net investment income	$704,053	$843,242
Net realized gain/(loss)	(1,514,938)	1,716,571
Net change in unrealized appreciation/(depreciation)	2,248,437	(2,271,309)
Net increase in net assets resulting from operations	1,437,552	288,504
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(1,554,100)	(751,913)
Institutional	(325,349)	(85,185)
Total distributions	(1,879,449)	(837,098)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,344,084	614,797
Shares issued in reinvestment of distributions	1,264,590	587,181
Cost of shares redeemed	(8,797,456)	(11,602,374)
Net decrease from capital share transactions	(6,188,782)	(10,400,396)
Institutional Class
Proceeds from sale of shares	4,617,924	706,467
Shares issued in reinvestment of distributions	291,287	73,923
Cost of shares redeemed	(3,196,083)	(1,319,504)
Net increase/(decrease) from capital share transactions	1,713,128	(539,114)
Net decrease in net assets	(4,917,551)	(11,488,104)
NET ASSETS:
Beginning of period	41,089,822	52,577,926
End of period	$36,172,271	$41,089,822

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,842,796	4,915,018
Shares sold	140,196	63,545
Shares issued in reinvestment of dividends	132,789	60,622
Shares redeemed	(920,818)	(1,196,389)
Ending shares	3,194,963	3,842,796
Institutional Class
Beginning shares	420,928	475,762
Shares sold	476,937	72,389
Shares issued in reinvestment of dividends	30,370	7,580
Shares redeemed	(332,524)	(134,803)
Ending shares	595,711	420,928

See Notes to Financial Statements.
Annual Report | September 30, 2019	25

Centre Global Infrastructure Fund	Statement of Changes in Net Assets

	For The Year Ended September 30, 2019	For The Period January 29, 2018 (Inception) to September 30, 2018
OPERATIONS:
Net investment income	$501,618	$61,322
Net realized loss	(19,709)	(46,634)
Net change in unrealized appreciation/(depreciation)	567,655	(216,357)
Net increase/(decrease) in net assets resulting from operations	1,049,564	(201,669)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(366,658)	(12,520)
Institutional	(117,986)	(56,376)
Total distributions	(484,644)	(68,896)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares(a)	27,332,017	16,556,903
Shares issued in reinvestment of distributions	280,825	9,467
Cost of shares redeemed	(14,081,842)	(1,532,577)
Redemption fees	2,653	15,435
Net increase from capital share transactions	13,533,653	15,049,228
Institutional Class
Proceeds from sale of shares(a)	29,910,835	3,568,746
Shares issued in reinvestment of distributions	105,629	56,376
Cost of shares redeemed	(7,840,625)	(2,136,631)
Net increase from capital share transactions	22,175,839	1,488,491
Net increase in net assets	36,274,412	16,267,154
NET ASSETS:
Beginning of period	16,267,154	–
End of period	$52,541,566	$16,267,154

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	1,539,125	–
Shares sold(a)	2,708,602	1,697,472
Shares issued in reinvestment of dividends	29,170	981
Shares redeemed	(1,439,243)	(159,328)
Ending shares	2,837,654	1,539,125
Institutional Class
Beginning shares	147,361	–
Shares sold(a)	2,960,052	360,360
Shares issued in reinvestment of dividends	10,647	5,823
Shares redeemed	(797,044)	(218,822)
Ending shares	2,321,016	147,361

(a)	Includes acquisitions described in Note 9.

See Notes to Financial Statements.
26	centrefunds.com

Centre American Select Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

NET ASSET VALUE, BEGINNING OF PERIOD	$13.63	$13.05		$11.65	$11.67	$12.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04	(0.01)		0.06	0.09	0.07
Net realized and unrealized gain/(loss) on investments	(0.96)	2.20		1.74	1.11	(0.31)
Total income/(loss) from investment operations	(0.92)	2.19		1.80	1.20	(0.24)

DISTRIBUTIONS:
Net investment income	(0.03)	(0.00	)(b)	(0.15)	(0.02)	(0.17)
Net realized gains on investments	(2.13)	(1.61)		(0.25)	(1.20)	–
Total distributions	(2.16)	(1.61)		(0.40)	(1.22)	(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.08)	0.58		1.40	(0.02)	(0.41)
NET ASSET VALUE, END OF PERIOD	$10.55	$13.63		$13.05	$11.65	$11.67

Total Return(d)	(5.12%)	18.10%		15.99%	10.74%	(2.07%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$104,838	$129,231		$123,938	$126,238	$148,314

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.32%	(0.06%)		0.47%	0.77%	0.58%
Operating expenses excluding reimbursement/waiver	1.58%	1.60%		1.46%	1.36%	1.33%
Operating expenses including reimbursement/waiver	1.45%	1.32	%(e)	1.05%	1.05%	1.05%

PORTFOLIO TURNOVER RATE	114%	87%		81%	74%	105%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

See Notes to Financial Statements.
Annual Report | September 30, 2019	27

Centre American Select Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

NET ASSET VALUE, BEGINNING OF PERIOD	$13.68	$13.05		$11.67	$11.69	$12.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.04	(b)	0.08	0.10	0.08
Net realized and unrealized gain/(loss) on investments	(0.95)	2.21		1.74	1.11	(0.30)
Total income/(loss) from investment operations	(0.86)	2.25		1.82	1.21	(0.22)

DISTRIBUTIONS:
Net investment income	(0.03)	(0.01)		(0.19)	(0.03)	(0.17)
Net realized gains on investments	(2.13)	(1.61)		(0.25)	(1.20)	–
Total distributions	(2.16)	(1.62)		(0.44)	(1.23)	(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	–		0.00 (c)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.02)	0.63		1.38	(0.02)	(0.39)
NET ASSET VALUE, END OF PERIOD	$10.66	$13.68		$13.05	$11.67	$11.69

Total Return(d)	(4.61%)	18.55%		16.20%	10.74%	(1.89%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,932	$2,554		$2,440	$21,058	$16,907

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.84%	0.32%		0.66%	0.88%	0.67%
Operating expenses excluding reimbursement/waiver	1.29%	1.27%		1.18%	1.13%	1.11%
Operating expenses including reimbursement/waiver	0.95%	0.93	%(e)	0.95%	0.95%	0.95%

PORTFOLIO TURNOVER RATE	114%	87%		81%	74%	105%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding, among other fees and expenses, shareholder service fees.

See Notes to Financial Statements.
28	centrefunds.com

Centre Active U.S. Treasury Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

NET ASSET VALUE, BEGINNING OF PERIOD	$9.63	$9.75		$10.44	$10.19	$10.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.17		0.18	0.16	0.12
Net realized and unrealized gain/(loss) on investments	0.17	(0.12)		(0.50)	0.09	0.13
Total income/(loss) from investment operations	0.33	0.05		(0.32)	0.25	0.25

DISTRIBUTIONS:
Net investment income	(0.16)	(0.17)		(0.35)	–	(0.05)
Net realized gains on investments	(0.27)	–		(0.02)	–	(0.08)
Total distributions	(0.43)	(0.17)		(0.37)	–	(0.13)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)	(0.12)		(0.69)	0.25	0.12
NET ASSET VALUE, END OF PERIOD	$9.53	$9.63		$9.75	$10.44	$10.19

Total Return(b)	3.50%	0.56%		(3.06%)	2.45%	2.48%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$30,454	$37,008		$47,908	$63,398	$79,867

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.70%	1.80%		1.84%	1.56%	1.20%
Operating expenses excluding reimbursement/waiver	1.34%	1.31%		1.14%	1.09%	0.94%
Operating expenses including reimbursement/waiver	1.09%	1.01	%(c)	0.85%	0.85%	0.85%

PORTFOLIO TURNOVER RATE	9%	0%		4%	2%	70%

(a)	Calculated using the average shares method.
(b)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Effective January 29, 2018, the net expense limitation changed from 0.85% to 0.80%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

See Notes to Financial Statements.
Annual Report | September 30, 2019	29

Centre Active U.S. Treasury Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

NET ASSET VALUE, BEGINNING OF PERIOD	$9.70	$9.82		$10.51	$10.23	$10.09
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.21		0.20	0.19	0.09
Net realized and unrealized gain/(loss) on investments	0.17	(0.12)		(0.49)	0.09	0.19
Total income/(loss) from investment operations	0.38	0.09		(0.29)	0.28	0.28

DISTRIBUTIONS:
Net investment income	(0.21)	(0.21)		(0.38)	–	(0.06)
Net realized gains on investments	(0.27)	–		(0.02)	–	(0.08)
Total distributions	(0.48)	(0.21)		(0.40)	–	(0.14)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)	(0.12)		(0.69)	0.28	0.14
NET ASSET VALUE, END OF PERIOD	$9.60	$9.70		$9.82	$10.51	$10.23

Total Return(b)	3.96%	0.96	%(c)	(2.78%)	2.74%	2.73%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5,718	$4,082		$4,670	$21,095	$21,573

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.17%	2.18%		2.01%	1.81%	0.94%
Operating expenses excluding reimbursement/waiver	1.07%	1.05%		0.88%	0.84%	1.01%
Operating expenses including reimbursement/waiver	0.62%	0.62	%(d)	0.60%	0.60%	0.60%

PORTFOLIO TURNOVER RATE	9%	0%		4%	2%	70%

(a)	Calculated using the average shares method.
(b)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Difference between total return data appearing in the Manager Commentary and Financial Highlights is due to financial reporting adjustments.
(d)	Effective January 29, 2018, the net expense limitation agreement changed to exclude shareholder service fees.

See Notes to Financial Statements.
30	centrefunds.com

Centre Global Infrastructure Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$9.64		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.12
Net realized and unrealized gain/(loss) on investments	0.57		(0.29)
Total income/(loss) from investment operations	0.79		(0.17)

DISTRIBUTIONS:
Net investment income	(0.25)		(0.15)
Net realized gains on investments	–		(0.10)
Total distributions	(0.25)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	0.06
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.54		(0.36)
NET ASSET VALUE, END OF PERIOD	$10.18		$9.64

Total Return(c)	8.41%		(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$28,879		$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.28%		1.87	%(d)
Operating expenses excluding reimbursement/waiver	2.29%		2.34	%(d)
Operating expenses including reimbursement/waiver	1.30	%(e)	1.33	%(d)(f)

PORTFOLIO TURNOVER RATE	233%		49	%(g)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Effective May 18, 2018, the net expense limitation changed from 1.30% to 1.05%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2019	31

Centre Global Infrastructure Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$9.67		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.15
Net realized and unrealized gain/(loss) on investments	0.57		(0.23)
Total income/(loss) from investment operations	0.81		(0.08)

DISTRIBUTIONS:
Net investment income	(0.28)		(0.15)
Net realized gains on investments	–		(0.10)
Total distributions	(0.28)		(0.25)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.53		(0.33)
NET ASSET VALUE, END OF PERIOD	$10.20		$9.67

Total Return(b)	8.59%		(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$23,663		$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.48%		2.28	%(c)
Operating expenses excluding reimbursement/waiver	1.61%		7.96	%(c)
Operating expenses including reimbursement/waiver	1.01	%(d)	1.16	%(c)

PORTFOLIO TURNOVER RATE	233%		49	%(e)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
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Centre Funds	Notes to Financial Statements
September 30, 2019

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund"), Centre Active U.S. Treasury Fund (the “Treasury Fund”), and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds, including Money Market Funds, (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Infrastructure Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Annual Report | September 30, 2019	33

Centre Funds	Notes to Financial Statements
September 30, 2019

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2019, the Funds did not hold any illiquid securities.

(f)

The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Treasury Fund, which intends to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is not included in net realized and net change in unrealized gains or losses on foreign currencies.

(k)	Offering costs incurred in connection with the offering and initial registration of the Infrastructure Fund, including costs of printing prospectuses, legal and registration fees, are being amortized over twelve months from the Fund’s commencement of operations. As of September 30, 2019, no offering costs remain to be amortized for the Fund.

(l)	Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Funds maintains cash in bank deposit account which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

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Centre Funds	Notes to Financial Statements
September 30, 2019

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3 -	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2019:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$107,009,224	$–	$–	$107,009,224
Purchased Options	752,800	–	–	752,800
Short Term Investments	346,671	–	–	346,671
Total	$108,108,695	$–	$–	$108,108,695

Centre Active U.S. Treasury Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$30,623,330	$–	$30,623,330
Short Term Investments	3,644,813	–	–	3,644,813
Total	$3,644,813	$30,623,330	$–	$34,268,143
Other Financial Instruments
Assets:
Futures Contracts	$7,436	$–	$–	$7,436
Liabilities:
Futures Contracts	$(13,892)	$–	$–	$(13,892)
Total	$(6,456)	$–	$–	$(6,456)

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$51,272,284	$–	$–	$51,272,284
Short Term Investments	1,276,242	–	–	1,276,242
Total	$52,548,526	$–	$–	$52,548,526

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedules of Investments.

There were no material amounts classified as Level 3 securities during the year, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Derivative Financial Instruments

A Fund may use derivative contracts, such as exchange-traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Annual Report | September 30, 2019	35

Centre Funds	Notes to Financial Statements
September 30, 2019

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

The effect of derivative instruments on the Statement of Assets and Liabilities - Fair Value of Derivative Instruments as of September 30, 2019:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	$752,800
		$752,800
Centre Active U.S. Treasury Fund
Fixed Income Contracts - (Interest rate risk) (Futures Contracts)	Deposit with broker for futures contracts	$(6,456)
		$(6,456)

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Centre Funds	Notes to Financial Statements
September 30, 2019

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2019 (Net realized gain/(loss) on purchased options contracts are included in Net realized gain/(loss) on investments within the Statements of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(1,220,562)	$916,066
		$(1,220,562)	$916,066
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$(1,909,391)	$(132,027)
		$(1,909,391)	$(132,027)

Volume of Derivative Instruments for the Funds during the year ended September 30, 2019, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$102,738,635

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Purchased (Sold) Futures Contracts	Notional value of contracts outstanding	$(22,674,158)

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

4. BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2019, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2019, redemption fees retained by these Funds are disclosed in the Statements of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2019, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Class	Percentage
Charles Schwab & Co. Inc	Investor	45.93%

Annual Report | September 30, 2019	37

Centre Funds	Notes to Financial Statements
September 30, 2019

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Active U.S. Treasury Fund	0.40%
Centre Global Infrastructure Fund	0.90%

American Select Equity Fund

For the American Select Equity Fund, effective as of the close of business on January 28, 2019, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2020 to the extent necessary to limit the current operating expenses of the Fund including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”) upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Treasury Fund

For the Treasury Fund, effective as of the close of business on January 28, 2019, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2020 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder service fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), to an annual rate of 0.80% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Infrastructure Fund

Effective July 22, 2019, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of one year to the extent necessary to limit total net operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, distribution/service (Rule 12b-1) fees, and shareholder services fees, but excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. The amended and restated expense limitation agreement may be terminated at any time by the Board, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made. Any recoupment provision is limited to the lesser of (A) the expense limitation in effect at the time of the waiver; and (B) the expense limitation in effect at the time of recoupment.

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Centre Funds	Notes to Financial Statements
September 30, 2019

During the year ended September 30, 2019, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser	Recoupment of Previously Waived Fees
Centre American Select Equity Fund
Investor	$154,465	$12,222
Institutional	10,516	455
Centre Active U.S. Treasury Fund
Investor	84,517	–
Institutional	26,934	–
Centre Global Infrastructure Fund
Investor	155,997	–
Institutional	33,985	–

As of September 30, 2019, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Total
Centre American Select Equity Fund
Investor Class	$492,419	$357,720	$154,465	$1,004,604
Institutional Class	12,240	8,130	10,516	30,886
Centre Active U.S. Treasury Fund
Investor Class	$156,165	$126,667	$84,517	$367,349
Institutional Class	20,594	16,945	26,934	64,473
Centre Global Infrastructure Fund
Investor Class	$–	$16,342	$155,997	$172,339
Institutional Class	–	92,541	33,985	126,526

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. No payments were retained by the Distributor by the Funds during the year ended September 30, 2019.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

Annual Report | September 30, 2019	39

Centre Funds	Notes to Financial Statements
September 30, 2019

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2019, no Fund had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to non-deductible expenses.

Fund	Paid-in Capital	Total Distributable Earnings
Centre Global Infrastructure Fund	$(19,158)	$19,158

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
Centre American Select Equity Fund	$5,998,921	$–	$28,389,420	$(2,899)
Centre Active U.S. Treasury Fund	(1,759,989)	5,004	2,123,003	–
Centre Global Infrastructure Fund	(24,574,341)	46,499	1,782,002	–

Elective Deferrals: The Funds elect to defer to the period ending September 30, 2020, capital losses recognized during the period November 1, 2018 - September 30, 2019 in the amount of:

Fund	Amount
Centre Active U.S. Treasury Fund	$1,759,989

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$8,882,812	$15,691,529

Distributions to Shareholders: The Centre American Select Equity Fund normally pays dividends and net investment income, if any, on an annual basis, and the Centre Active U.S. Treasury Fund and Centre Global Infrastructure Fund, intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

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Centre Funds	Notes to Financial Statements
September 30, 2019

The tax character of distributions paid for the fiscal year ended September 30, 2019 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$243,623	$–	$20,045,940
Centre Active U.S. Treasury Fund	990,208	–	889,241
Centre Global Infrastructure Fund	484,644	–	–

The tax character of distributions paid for the fiscal year ended September 30, 2018 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,052,197	$–	$14,113,689
Centre Active U.S. Treasury Fund	837,098	–	–
Centre Global Infrastructure Fund	68,896	–	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2019 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$79,719,275	$30,784,362	$(2,394,942)	$–	$28,389,420
Centre Active U.S. Treasury Fund	32,145,140	2,141,816	(18,813)	–	2,123,003
Centre Global Infrastructure Fund	50,766,343	3,235,593	(1,453,410)	(181)	1,782,002

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations, short-term securities, and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$129,972,293	$143,817,752
Centre Global Infrastructure Fund	85,644,416	52,383,831

For the period ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations investment securities were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre Active U.S. Treasury Fund	$2,997,851	$11,947,594

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. FUND REORGANIZATIONS

At a special meeting of shareholders held on August 22, 2018, the shareholders of Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Tax Exempt Fund into the Infrastructure Fund. The Board of Trustees of the Trust had previously approved the Plan providing for the reorganization.

Annual Report | September 30, 2019	41

Centre Funds	Notes to Financial Statements
September 30, 2019

Following the completion of the reorganization on August 24, 2018, and pursuant to the terms of the Plan, Investor Class and Institutional Class shareholders of the Tax Exempt Fund became shareholders of the Infrastructure Fund and received Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund. The reorganization did not qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The reorganization was accomplished by an exchange of 1,679,000 shares of the Tax Exempt Fund’s Investor Class, valued at $16,291,332, for 1,670,597 shares of the Infrastructure Fund’s Investor Class, and 138,494 shares of the Tax Exempt Fund’s Institutional Class, valued at $1,335,597, for 136,778 shares of the Infrastructure Fund’s Institutional Class.

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Infrastructure Fund	237,966	$2,323,443	Tax Exempt Fund	1,817,494	$17,626,030

The investment portfolio fair value and unrealized depreciation for the Tax Exempt Fund immediately prior to the reorganization were as follows:

Acquired Fund	Portfolio Value	Unrealized Depreciation*
Tax Exempt Fund	$17,616,003	$(71,208)

*	Realized upon completion of the reorganization as it was not tax-free

Immediately following the reorganization the net assets of the combined Fund was as follows:

Combined Net Assets
Infrastructure Fund	$17,817,459	*

*	The net assets of the Tax Exempt Fund included an investment in the Infrastructure Fund, which was liquidated during the reorganization and therefore is not included in the combined net assets immediately following the reorganization.

There were no unused capital loss carryforwards of the Tax Exempt Fund, subject to tax limitations, for potential utilization as of the closing date of the reorganization, August 24, 2018.

Assuming the reorganization had been completed on January 29, 2018, the inception date of the Infrastructure Fund, the Infrastructure Fund’s pro forma results of operations for the period ended September 30, 2018 would be as follows:

	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease) in Net Assets Resulting from Operations
Infrastructure Fund	$190,524	$(457,851)	$(267,327)

Because of the investment portfolios that were combined through the reorganization have been managed as a single integrated portfolio since the closing of the reorganization, it is not practicable to separate the amounts of revenue and earnings of the Tax Exempt Fund that have been included in the Infrastructure Fund’s Statement of Operations since August 24, 2018.

At a special meeting of shareholders held on June 27, 2019, the shareholders of SkyBridge Dividend Value Fund (the “Dividend Value Fund”), a series of FundVantage Trust, a Delaware statutory trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Dividend Value Fund into the Infrastructure Fund. The Board of Trustees of the Trust (the “Board”) had previously approved the Plan providing for the reorganization.

Following the completion of the reorganization on July 19, 2019, and pursuant to the terms of the Plan, Class A and Class C shareholders of the Dividend Value Fund became Investor Class shareholders of the Infrastructure Fund, and Class I shareholders of the Dividend Value Fund became Institutional Class shareholders of the Infrastructure Fund. The reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The reorganization was accomplished by an exchange of 1,546,099 shares of the Dividend Value Fund’s Class A, valued at $12,150,948, for 1,204,042 shares of the Infrastructure Fund’s Investor Class, 1,948,500 shares of the Dividend Value Fund’s Class C, valued at $15,102,238, for 1,496,486 shares of the Infrastructure Fund’s Investor Class and 3,702,732 shares of the Dividend Value Fund’s Class I, valued at $29,073,849, for 2,875,211 shares of the Infrastructure Fund’s Institutional Class.

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Infrastructure Fund	1,201,899	$12,130,749	Dividend Value Fund	7,197,331	56,327,035

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Centre Funds	Notes to Financial Statements
September 30, 2019

The investment portfolio fair value and unrealized appreciation for the Dividend Value Fund immediately prior to the reorganization were as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation
Dividend Value Fund	$57,041,528	$1,529,861

Immediately following the reorganization the net assets of the combined Fund was as follows:

Combined Net Assets
Infrastructure Fund	$68,457,784

There was $23,971,840 of unused capital loss carryforward of the Dividend Value Fund, that is not subject to tax limitations, for potential utilization as of the closing date of the reorganization, July 19, 2019.

Assuming the reorganization had been completed on October 1, 2018, the Infrastructure Fund’s pro forma results of operations for the period ended September 30, 2019 would be as follows:

	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease) in Net Assets Resulting from Operations
Infrastructure Fund	$3,519,579	$(18,604,646)	$(15,085,067)

Because of the investment portfolios that were combined through the reorganization have been managed as a single integrated portfolio since the closing of the reorganization, it is not practicable to separate the amounts of revenue and earnings of the Dividend Value Fund that have been included in the Infrastructure Fund’s Statement of Operations since July 19, 2019.

10. SEC REGULATIONS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds’ adoption of those amendments, included in these financial statements, had no effect on the Funds’ net assets or results of operations.

11. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2019.

Annual Report | September 30, 2019	43

Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Centre Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centre Funds, comprising Centre American Select Equity Fund, Centre Active U.S. Treasury Fund, and Centre Global Infrastructure Fund (the “Funds”) as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the four years or periods presented (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended and the financial highlights for each of the four years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the period ended September 30, 2015, were audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2019

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Centre Funds	Additional Information
September 30, 2019 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-855-298-4236.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2018 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2018 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	55.70%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following amounts were designated as long-term capital gain dividends:

Amount
Centre American Select Equity Fund	$20,045,941
Centre Active US Treasury Fund	$889,241

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At an in-person meeting held on September 6, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Centre Funds (the “Trust”), including a majority of the Trustees who are not parties to any of the Advisory Agreements (defined below) or interested persons of any such party (the “Disinterested Trustees”), considered an unanimously approved the renewal of the Investment Advisory Agreement between Centre Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Centre American Select Equity Fund (the “American Select Equity Fund”); the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Active U.S. Treasury Fund (the “Treasury Fund”); and the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Global Infrastructure Fund (the “Infrastructure Fund”). In considering whether to approve the renewal of each Investment Advisory Agreement (together, the “Advisory Agreements”), the Trustees considered the factors discussed below, and information made available to them in connection with the meeting relating to such factors (the “Meeting Materials”), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees’ approval of the renewal of the Advisory Agreements was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Nature, Extent, and Quality of Services

The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Funds pursuant to the Advisory Agreements, including information concerning the investment style and approach of the Adviser and the Adviser’s performance record. The Trustees considered the investment personnel responsible for the day-to-day management of each Fund’s portfolio and such personnel’s experience managing such Fund and investment vehicles employing investment strategies similar to those employed by the Fund.

Annual Report | September 30, 2019	45

Centre Funds	Additional Information
September 30, 2019 (Unaudited)

The Trustees also considered information describing the Adviser’s compliance policies and procedures and the Adviser’s efforts to grow the Funds through marketing initiatives and acquisitions of other investment companies. They discussed the Adviser’s commitment to the Funds and the resources dedicated to servicing the Funds. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Funds were appropriate and sufficient to support approval of the renewal of the Advisory Agreements.

Performance

The Trustees considered information regarding the Funds’ performance, including information comparing each Fund’s performance to the performance of its benchmark for various time periods as of July 31, 2019. The Trustees noted that the Infrastructure Fund only has one year and since inception performance as of July 31, 2019. The Trustees also considered the respective investment strategy of each Fund, noting the Adviser’s representation that the Funds are managed to perform their investment objectives over a long-term investment cycle, and that, as disclosed in each Fund’s Prospectus, the Adviser employs an activist investment strategy. Based on the foregoing, the Board determined that the Adviser’s management of the Funds could benefit the Funds and their shareholders.

Profitability

The Trustees considered information regarding the estimated profitability of the Funds to Centre, including information about the approximate monthly gross profit to Centre for managing each Fund. The Trustees also considered other benefits to Centre as a result of its relationship with the Funds. The Trustees also noted that there is a breakpoint applicable to the advisory fees of the American Select Equity Fund for assets in excess of $1 billion. The Trustees concluded that Centre’s profitability would not prevent it from approving the renewal of the Advisory Agreements.

Economies of Scale

The Trustees considered information concerning potential economies of scale for each Fund, noting that the American Select Equity Fund and the Treasury Fund are each subject to an expense limitation agreement covering, among other operating expenses, the advisory fees charged to the Fund, but excluding among other expenses, fees payable by the Funds pursuant to the Trust’s Rule 12b-1 Plan and Shareholder Services Plan and that the Infrastructure Fund is subject to an expense limitation agreement covering, among other operating expenses, the advisory fee charged to the Fund and the fees payable by the Fund pursuant to the Trust’s Rule 12b-1 Plan and Shareholder Services Plan, but excluding certain other expenses.

Comparisons of the Advisory Fees and Select Expense Ratios

The Trustees reviewed and discussed the advisory fees payable to the Adviser under each Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees noted that the expense ratios of the Investor Class shares are higher than those of the Institutional Class shares. The Trustees reviewed, with respect to each Fund, a comparison of the Fund’s advisory fee rate to the applicable Morningstar category median advisory fee rate and the net expense ratio of the Fund’s Investor Class shares compared to the applicable Morningstar category average expense ratio of similarly-situated funds determined by Morningstar based on targeted benchmark, investment style, and average investment size. The Trustees discussed the advisory fees and expense information included in the Board Materials with respect to each Fund, and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund. The Trustees also considered that, for each Fund, the Adviser had agreed to waive its fees and/or reimburse Fund expenses pursuant to an operating expense limitation agreement with the Trust.

After reviewing all of the information presented to them, the Trustees concluded that the advisory fees payable to the Adviser by the Funds under the Advisory Agreements were reasonable in light of the services provided.

Conclusion

The Trustees, including a majority of the Disinterested Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

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Centre Funds	Trustees and Officers
September 30, 2019 (Unaudited)

The following tables provide certain information regarding the Trustees and Officers of Centre Funds as of September 30, 2019 of each of the persons currently serving as a Trustee or Officer of the Trust. The business address of each Trustee or Officer is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll-free) at 1-855-298-4236.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011	Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston from September 2015–present; President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012–present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999–present; Ph.D in Business from the University of Chicago Booth School of Business; former and current member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing, respectively; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.	3	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Fulbright-Aalto University Distinguished Chair, 2016 – present; Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993 – present; Taught at other institutions including Emory University, Columbia University, Tulane University, Aalto University (Finland) Bocconi University (Italy), Yonsei University (Korea), American University of Paris (France), Victoria University of Wellington (New Zealand), UST-Hong Kong (Hong Kong), and Indian Institute of Management (India). Ph.D. in Business and Economics from Tulane University.	3	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Public Director, The Small Exchange, June 2019-present; Independent Contractor to Sionic (consulting services), 2018-present; Founder and Managing Member of JMM Capital & Consulting, LLC (consulting services) from 2014–present; advisor and independent contractor to Linium SOS (consulting services) 2014- present; Executive Vice President, AltX Group, Inc. (financial technology) from 2012–2014; Managing Director, Chief Business Development and Strategy Officer, Surge Trading Inc. from 2009–2011.	3	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Annual Report | September 30, 2019	47

Centre Funds	Trustees and Officers
September 30, 2019 (Unaudited)

INTERESTED TRUSTEE & OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James A. Abate 1965	Trustee President, Secretary and Treasurer	Since 6/2011 Since 11/2013 Since 1/2016	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006–present.	3	None
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

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Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2. Code of Ethics.

(a)        The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)        Not applicable.

(c)        During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)        During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)        Not applicable.

(f)        The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $31,650 and $31,650, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500 and $6,000, respectively. The fiscal years 2018 and 2017 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2019 and September 30, 2018 were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 9, 2019

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	December 9, 2019